UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
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Preliminary Proxy Statement

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

Reservoir Media, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

TO OUR STOCKHOLDERS:
We are pleased to invite you to attend the 2026 Annual Meeting of Stockholders of Reservoir Media, Inc. to be held on August 6, 2026 (the “Annual Meeting”), at 12:00 p.m. Eastern Time. The Annual Meeting will be a virtual stockholder meeting. You will be able to listen to the meeting, submit questions and vote online.
The Annual Meeting can be accessed by visiting www.virtualshareholdermeeting.com/RSVR2026. To participate, you will need your 16-digit control number included in your proxy materials, on your proxy card, or on the instructions that accompanied your proxy materials. If you encounter any difficulty with the virtual meeting, please go to www.proxyvote.com for assistance.
Further details regarding admission to the Annual Meeting and the business to be conducted at the Annual Meeting are described in the accompanying Notice of Annual Meeting of Stockholders and proxy statement.
We have elected to provide access to our proxy materials over the Internet under the Securities and Exchange Commission’s “notice and access” rules. As a result, we are mailing to our stockholders a notice instead of paper copies of this proxy statement and our 2026 Annual Report to Stockholders. The notice contains instructions on how to access those documents over the Internet. The notice also contains instructions on how stockholders can receive a paper copy of our proxy materials, including this proxy statement, our 2026 Annual Report to Stockholders and a form of proxy card or voting instructions form. We believe that providing our proxy materials over the Internet increases the ability of our stockholders to connect with the information they need, while reducing the environmental impact and cost of our Annual Meeting.
Your vote is important. Whether or not you plan to attend the Annual Meeting, we hope you will vote as soon as possible. You may vote by telephone or over the Internet by following the instructions on the notice you received, or, if you received a paper proxy card by mail, by completing and returning the proxy card or voting instructions form mailed to you. Please carefully review the instructions on each of your voting options described in this proxy statement, as well as in the notice you received in the mail.
Thank you for your ongoing support of and continued interest in Reservoir Media, Inc. We look forward to your participation at the Annual Meeting.
Sincerely,
/s/ Golnar Khosrowshahi

Golnar Khosrowshahi
Chief Executive Officer
June 26, 2026

RESERVOIR MEDIA, INC.
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD AUGUST 6, 2026
Notice is hereby given that the 2026 Annual Meeting of Stockholders of Reservoir Media, Inc., a Delaware corporation, will be held on August 6, 2026, at 12:00 p.m. Eastern Time (the “Annual Meeting”). The Annual Meeting will be a virtual stockholder meeting. You will be able to listen to the meeting, submit questions and vote online.
The Annual Meeting can be accessed by visiting www.virtualshareholdermeeting.com/RSVR2026 and entering the 16-digit control number included in your proxy materials, on your proxy card, or on the instructions that accompanied your proxy materials. There is no physical location for the Annual Meeting. The purpose of the Annual Meeting will be the following:
1.   the election of three Class II Directors named in the proxy statement;
2.   the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2027;
3.   approval, on an advisory basis, of the compensation of our named executive officers, as disclosed in the proxy statement;
4.   approval, on an advisory basis, of the frequency of future advisory votes to approve the compensation of our named executive officers; and
5.   the transaction of such other business as may properly come before the meeting, or any adjournment or postponement thereof.
These items of business are more fully described in the proxy statement accompanying this notice.
Stockholders of record at the close of business on June 12, 2026 are entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponement thereof. We will furnish proxy materials to all of our stockholders over the Internet in order to expedite stockholders’ receipt of proxy materials while lowering the cost of delivery and reducing the environmental impact of our Annual Meeting.
Accordingly, we are mailing to our stockholders of record and beneficial owners a Notice of Internet Availability of Proxy Materials, which provides instructions on how to access this proxy statement and our 2026 Annual Report to Stockholders over the Internet and how to vote online. The Notice of Internet Availability of Proxy Materials also contains instructions on how to obtain the proxy materials in printed form.
YOUR VOTE IS IMPORTANT
You may cast your vote over the Internet, by telephone or by completing and mailing a proxy card. Returning the proxy does not deprive you of your right to attend the Annual Meeting and to vote your shares online during the Annual Meeting.
Proxies forwarded by or for banks, brokers or other nominees should be returned as requested by them. We encourage you to vote promptly to ensure your vote is represented at the Annual Meeting, regardless of whether you plan to attend the Annual Meeting.
You can find detailed information regarding voting in the section titled “Questions and Answers” starting on page 35 of the accompanying proxy statement.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON AUGUST 6, 2026
The notice of the Annual Meeting, proxy statement and our 2026 Annual Report to Stockholders are available at www.proxyvote.com.
By order of the Board of Directors,
/s/ Golnar Khosrowshahi

Golnar Khosrowshahi
Chief Executive Officer
New York, New York
June 26, 2026

In this Proxy Statement, unless otherwise indicated or the context otherwise requires, references to the “Company” refer to Reservoir Media, Inc. and references to the “Company,” “Reservoir,” “we,” “us,” and “our” refer to Reservoir Media, Inc. and its consolidated subsidiaries.

i

RESERVOIR MEDIA, INC.
200 Varick Street, Suite 801
New York, New York 10014
ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON AUGUST 6, 2026
PROXY STATEMENT
GENERAL INFORMATION
This proxy statement is furnished to stockholders of Reservoir Media, Inc., a Delaware corporation (the “Company”), in connection with the solicitation of proxies by our Board of Directors (the “Board”) for use at our 2026 Annual Meeting of Stockholders to be held on August 6, 2026, at 12:00 p.m. Eastern Time (the “Annual Meeting”) and at any adjournment or postponement thereof. The Annual Meeting will be a virtual stockholder meeting. You will be able to listen to the meeting, submit questions and vote online. We encourage and welcome stockholder participation in the Annual Meeting.
To help facilitate stockholder participation, we are providing technical support, starting 15 minutes prior to the meeting and for the duration of the meeting. If you encounter any difficulty with the virtual meeting, please go to www.proxyvote.com for assistance.
You can access the Annual Meeting by visiting www.virtualshareholdermeeting.com/RSVR2026 and entering the 16-digit control number included in your proxy materials, on your proxy card, or on the instructions that accompanied your proxy materials. There is no physical location for the Annual Meeting. Stockholders may visit www.proxyvote.com to submit questions as well as view the Rules of Conduct for the meeting. Questions must be submitted prior to 11:59 p.m. Eastern Time on August 5, 2026.
As permitted by the rules of the Securities and Exchange Commission (the “SEC”), we are making this proxy statement and our 2026 Annual Report to Stockholders available to our stockholders electronically over the Internet at www.proxyvote.com. On or about June 26, 2026, we mailed to our stockholders a Notice of Internet Availability of Proxy Materials (“Internet Notice”), containing instructions on how to access this proxy statement and vote online or by telephone. If you receive an Internet Notice by mail, you will not receive a printed copy of the proxy materials in the mail unless you specifically request them pursuant to the instructions provided in the Internet Notice. The Internet Notice instructs you on how to access and review all of the important information contained in this proxy statement.

PROPOSAL ONE
ELECTION OF THE CLASS II DIRECTORS NAMED IN THIS PROXY STATEMENT
General
Our Board currently consists of nine Directors. In accordance with our Second Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”), the Board is divided into three classes of Directors. At each annual meeting of stockholders, the successors to Directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following the election.
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The “Class II Directors” are Mr. Stephen M. Cook, Ms. Jennifer G. Koss and Mr. Adam Rothstein and their terms will expire at the Annual Meeting;

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the “Class III Directors” are Mr. Ezra S. Field, Ms. Golnar Khosrowshahi and Mr. Ryan P. Taylor and their terms will expire at the annual meeting of stockholders to be held in 2027 (“2027 Annual Meeting”); and

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the “Class I Directors” are Ms. Helima Croft, Mr. Neil de Gelder and Mr. Rell Lafargue and their terms will expire at the annual meeting of stockholders to be held in 2028 (“2028 Annual Meeting”).

Any additional directorships resulting from an increase in the number of Directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of our Directors. The division of our Board into three classes of Directors with staggered three-year terms may delay or prevent a change of our management or a change in control.
The authorized number of Directors may be increased or decreased by our Board in accordance with our Certificate of Incorporation. At any meeting of the Board, except as otherwise required by law, a majority of the total number of Directors then in office will constitute a quorum for all purposes and the vote of a majority of the Directors present at any meeting at which a quorum is present shall be the act of the Board.
On June 8, 2026, Stephen M. Cook, who currently serves as a Class II Director, Chair of the Nominating and Corporate Governance Committee and member of the Compensation Committee, informed the Board that he will not stand for reelection at the Annual Meeting. Accordingly, Mr. Cook is not a nominee for election at the Annual Meeting, and his service as a Director will conclude at the expiration of his current term at the Annual Meeting.
At the Annual Meeting, our stockholders will vote to elect the Board’s nominees, Mr. Todd Harvey, Ms. Jennifer Koss and Mr. Adam Rothstein as Class II Directors. Mr. Harvey is a new nominee for election to the Board and Ms. Koss and Mr. Rothstein currently serve as Class II Directors whose terms expire at the Annual Meeting. If elected, each nominee will serve until the 2029 annual meeting of stockholders and until his or her successor has been duly elected and qualified or until his or her earlier death, resignation, disqualification or removal.
The candidacies of Mr. Harvey, Ms. Koss and Mr. Rothstein were each considered by our Nominating and Corporate Governance Committee in accordance with our established process for evaluating candidates to serve on the Board.
The Nominating and Corporate Governance Committee recommended the appointment of Mr. Harvey, Ms. Koss, and Mr. Rothstein to our Board after considering each of their backgrounds, qualifications and professional experience. Each of Mr. Harvey, Ms. Koss, and Mr. Rothstein has consented to be named in this proxy statement and to serve, if elected.
There are no family relationships between or among any of our Executive Officers, Director nominees, or continuing Directors.

Directors
The following table sets forth information with respect to our Director nominees for election at the Annual Meeting and our continuing Directors:
Class II Directors – Nominees for Election at the Annual Meeting
Name	Age	Director Since	Board Committee(s)
Todd C. Harvey*	61	—	—
Jennifer G. Koss	48	2021	Audit Committee
Adam Rothstein	54	2021	Audit Committee
Class III Directors – Term Expiring at the 2027 Annual Meeting
Name	Age	Director Since	Board Committee(s)
Ezra S. Field	56	2021	Board Chair and Compensation Committee (Chair)
Golnar Khosrowshahi	54	2021	—
Ryan P. Taylor	50	2021	Nominating and Corporate Governance Committee
Class I Directors – Term Expiring at the 2028 Annual Meeting
Name	Age	Director Since	Board Committee(s)
Helima Croft	54	2021	Nominating and Corporate Governance Committee
Neil de Gelder	73	2021	Audit Committee (Chair) & Compensation Committee
Rell Lafargue	54	2021	—

*
It is expected that Mr. Harvey, upon his election to the Board at the Annual Meeting, will thereafter be appointed to serve as a member of the Nominating and Corporate Governance Committee.

Additional biographical descriptions of the Director nominees and continuing Directors are set forth below. These descriptions include the experience, qualifications and skills that led to the conclusion that each Director should serve as a member of our Board.
Director – Not Standing for Reelection
Name	Age	Director Since	Board Committee(s)
Stephen M. Cook	50	2021	Nominating and Corporate Governance Committee (Chair) & Compensation Committee
Board Nominees – Class II Directors
Todd C. Harvey, 61, has served since April 2021 as the Head of Marketing of Blizzard Entertainment, a division of Activision Blizzard, a global interactive entertainment company that was acquired by Microsoft in 2023. In this role, Mr. Harvey leads the global marketing organization, overseeing all facets of marketing strategy and operations for gaming franchises including World of Warcraft, Diablo, Overwatch, Hearthstone, and other Blizzard mobile titles. Prior to 2021, Mr. Harvey held a series of senior executive leadership positions at Activision Blizzard and Blizzard Entertainment, including Senior Vice President, Global Marketing, where he led global marketing initiatives for franchises such as Call of Duty, Destiny, and World of Warcraft. Mr. Harvey’s responsibilities included managing large-scale international marketing organizations, developing comprehensive marketing strategies and driving digital transformation and operational restructuring initiatives.
Prior to Activision Blizzard, Mr. Harvey held senior leadership positions at Citigroup, where he helped lead global branding, advertising, and communications initiatives across multiple business lines and international markets. Mr. Harvey is the winner of multiple Effie Awards, including the 2013 Grand Effie

Award for the most effective campaign in the U.S., a 2017 Gold Cannes Lion for Digital Marketing and an Emmy Award. Earlier in his career, Mr. Harvey held several client and advertising agency positions in New York. Mr. Harvey holds a B.A. in Communications from The George Washington University. We believe Mr. Harvey is well-qualified to be a member of our Board due to his three decades of executive leadership experience building and managing global consumer brands, leading organizational transformation, and driving growth across digital media, entertainment, technology, and financial services businesses.
Jennifer G. Koss, 48, is a member of our Audit Committee and a member of the Board. Ms. Koss has served as a Founding Partner of Springbank Collective, an early-stage investment firm focused on gender equality, since 2020. She has also served as the Chief Executive Officer of BRIKA, an experiential retail agency, since she co-founded the company in 2012. In February 2022, the company was acquired by SALT XC, a leading experiential commerce agency with offices in Toronto, Chicago and Los Angeles. Previously, Ms. Koss worked for over a decade in management consulting and investment banking as an Associate at The Bridgespan Group, a Senior Investment Associate at Ontario Teachers’ Private Capital and a Senior Associate at the Parthenon Group LLC. Ms. Koss has served on the Board of Directors and as a member of the Audit and Governance Committees for Dream Unlimited, a public Canadian real estate company, since 2014. Ms. Koss also serves on the Board of Directors and as a member of the Governance & Nominating Committee of the Dream Impact Trust (TSX: MPCT.UN), an open-ended trust dedicated to impact investing, since September 2023. Since August 2024, Ms. Koss has served on the Board of Directors of La Maison Simons, a Canadian department store chain that is also Canada’s oldest family business. Ms. Koss served on the Board of Directors and as a member of the Audit Committee for Komplett Group, a Norwegian e-commerce company, from August 2020 until May 2023 and on the Board of Directors of Moller Eiendom, a Norwegian real estate portfolio company, from June 2021 until June 2023. She previously served on the Board of Directors for Active Brands AS, a sports apparel and equipment company, from August 2020 until June 2022. Ms. Koss also served on the Board of Directors of Senscom, a Norwegian healthcare technology company, from August 2020 until June 2023, and on the Board of Directors of Sneakersnstuff, a shoe and streetwear company, from August 2020 until June 2023. Ms. Koss has served as a trustee and member of the Finance Committee for the National Ballet of Canada since 2018. She also served as a trustee and member of the Audit and Finance Committee of the Art Gallery of Ontario from 2017 until 2020. Ms. Koss holds an M.B.A. from Harvard Business School, a Master of Philosophy (M.Phil.) from the University of Oxford and an A.B. from Harvard University. We believe Ms. Koss is well-qualified to serve as a member of our Board due to her two decades of investment experience in public and private markets both domestically and internationally.
Adam Rothstein, 54, is a member of our Audit Committee and a member of the Board. Mr. Rothstein previously served as a Sponsor and Director of Roth CH Acquisition II Co. (NASDAQ: ROCC) from December 2020 until July 2021. Roth CH Acquisition II was a special purpose acquisition company that merged with Reservoir Holdings, Inc. in July 2021, and in July of 2021, Mr. Rothstein was then named a Director of Reservoir Media. In March 2025, Mr. Rothstein was appointed to the Board of Directors of Fathom Holdings, Inc. (NASDAQ: FTHM), a national, technology-driven, end-to-end real estate services platform, where he also serves on the Audit Committee, the Compensation Committee, the Nominating and Corporate Governance Committee, and is Chair of the Strategy Committee. Mr. Rothstein is a Co-Founder and General Partner of Disruptive Technology Partners, an Israeli technology-focused early-stage investment fund, Disruptive Growth, a collection of late-stage investment vehicles focused on Israeli technology, and the Disruptive Technologies Opportunity Fund, which he co-founded in 2013, 2014 and 2018 respectively. Since 2014, Mr. Rothstein has also been the Managing Member of 1007 Mountain Drive Partners, LLC, which is a consulting and investment vehicle and since 2024, Mr. Rothstein has been a Co-Owner and Director of the Centre d’Esports Sabadell Futbol Club, S.A.D. Previously, Mr. Rothstein was a sponsor and the Executive Chairman of 890 5th Avenue Partners, Inc. (NASDAQ: ENFA) from September 2020 until December 2021. 890 5th Avenue Partners, Inc. was a special purpose acquisition company that merged with Buzzfeed, Inc. in December of 2021 and is now publicly listed on Nasdaq as Buzzfeed, Inc. (NASDAQ: BZFD). In December of 2021, Mr. Rothstein was named a Director of Buzzfeed, Inc. and is currently the Chair of its Audit Committee and its Lead Director From May 2020 until March 2021, Mr. Rothstein was a Sponsor and Director of Roth CH Acquisition I Co. (NASDAQ: ROCH), a special purpose acquisition company that merged with PureCycle Technologies LLC and is now publicly listed on Nasdaq as PureCycle Technologies, Inc. (NASDAQ: PCT). From March 2021 until February 2022, Mr. Rothstein was a Sponsor and Director of Roth CH Acquisition III Co. (NASDAQ:

ROCR), a special purpose acquisition company that merged with BCP Qualtek Holdco, LLC. From August 2021 until May 2022, Mr. Rothstein served as a Director of Roth CH Acquisition IV Co. (NASDAQ: ROCG), special purpose acquisition company that merged with Tigo Energy Inc. and is now publicly listed on Nasdaq as Tigo Energy Services Inc. (NASDAQ: TYGO). From November 2021 until December 2024, Mr. Rothstein served as a Director and member of the Audit Committee of Roth CH Acquisition Co. V (NASDAQ: ROCL), a special purpose acquisition company that merged with New Era Helium Corp. and is now publicly listed on Nasdaq as New Era Helium Inc. (NASDAQ: NEHC). From August 2023 until December 2025, Mr. Rothstein was a sponsor and Director and member of the Audit Committee of Roth CH Acquisition Co. (NASDAQ: USCT), a special purpose acquisition company that merged with SharonAI Inc. and is now publicly listed on Nasdaq as SharonAI Holdings, Inc. (NASDAQ: SHAZ). Mr. Rothstein has over 25 years of investment experience and currently sits on the Boards of Directors of several early- and mid-stage technology and media companies, as well as remaining an Advisory Board Member Emeritus of the Leeds School of Business at the University of Colorado-Boulder. Mr. Rothstein graduated summa cum laude with a Bachelor of Science in Economics from the Wharton School of Business at the University of Pennsylvania and has a Master of Philosophy (M.Phil.) in Finance from the University of Cambridge. We believe Mr. Rothstein is well-qualified to serve as a member of our Board due to his extensive experience in the Technology, Media and Telecom sectors, his investment experience in the public and private markets both domestically and internationally, as well as his experience serving on the Boards of Directors of public and private companies.
Continuing Directors – Class III Directors
Ezra S. Field, 56, is the Chair of our Compensation Committee and the Chair of the Board. Mr. Field is currently the Managing Partner of Harborfield Management Co., LLC, a private investment management firm. From 2007 until late 2021, he served in a variety of capacities for Roark Capital Group, including serving as Chief Investment Officer, Co-Chief Investment Officer, Managing Director and Senior Advisor. Prior to Roark, Mr. Field worked at ACI Capital Co. from 2001 until 2007. Mr. Field was an entrepreneur and venture capitalist with TeachScape and Open Venture Group in 2000. He also served as a law clerk to the Honorable Ralph K. Winter, Chief Judge on the U.S. Court of Appeals for the Second Circuit, from 1998 until 1999.
Mr. Field currently serves on the Board of Directors of Allvision, a digital outdoor advertising company, Le Botaniste, a plant-based limited-service restaurant chain, KUIU, a high-performance, ultralight outdoor gear and apparel brand, and Gnubiotics Sciences, S.A., a Swiss medical nutrition business. He has previously served on numerous public and private company boards. Since 2014, Mr. Field has also served on the Board of Directors of Business Executives for National Security, a not-for-profit organization. Mr. Field is a former Trustee of the Asian University for Women Support Foundation, Global Kids, and the Baltimore Leadership School for Young Women. Mr. Field served as an Adjunct Professor at Pace Law School, where he taught mergers and acquisitions. He earned his J.D. from Columbia Law School in 1998, where he was a Senior Review and Essay Editor for the Columbia Law Review, a Harlan Fiske Stone Scholar and a John M. Olin Law & Economics Fellow. He earned his M.B.A. from Columbia Business School in the same year, where he was a member of the Beta Gamma Sigma Honorary Society. Mr. Field earned his B.A., with honors, from Wesleyan University in 1991.
Golnar Khosrowshahi, 54, is our Chief Executive Officer and a member of the Board. Ms. Khosrowshahi founded Reservoir in 2007 and continues to lead the team in building a well-attended roster and an established catalog, and regularly appears as one of Billboard’s Most Powerful Female Executives, as well as a Billboard Power Player. She notably earned a spot in Billboard’s Women In Music Hall of Fame in 2023, following her recognition as Executive of the Year in 2022. Ms. Khosrowshahi has been named Music Week’s International Woman of the Year in 2023, one of Fast Company’s Most Creative People In Business, Forbes’ 50 Over 50, Inc.’s 2024 Female Founders 250 List, LA Times’ 2026 Entertainment Business Visionaries, and to Variety’s New Power of New York and Power of Women lists. Further, under Ms. Khosrowshahi’s leadership, Reservoir has twice been awarded both Publisher of the Year by Music Business Worldwide’s The A&R Awards and Independent Publisher of the Year at the Music Week Awards. In addition to her role as our Chief Executive Officer, Ms. Khosrowshahi serves as Vice Chair of the Board of Directors of the National Music Publishers’ Association as well as on the NMPA Nominating Committee, which is an association that works to ensure fair compensation and property rights for songwriters and their representatives. She sits on the National Music Publishers’ Association’s S.O.N.G.S. Foundation Board of Directors, an organization that works to raise funds to support career songwriters. Working alongside Artist Director and cellist Yo-Yo Ma for over a decade, Ms. Khosrowshahi served as Board Chair of the musical collective, Silkroad. Ms. Khosrowshahi is also a member of the Boards of Directors of our various subsidiaries and affiliates. From June 2018 until May 2023, Ms. Khosrowshahi served on the Board of Directors of Restaurant Brands International Inc., and from May 2021 until July 2022, she served on the Board of Directors of Nomad Foods. In June 2022, she was elected to the Board of Directors of the New York Philharmonic. Ms. Khosrowshahi received her B.A. in Political Science from Bryn Mawr College and her M.B.A. from Columbia University.
Ryan P. Taylor, 50, is a member of our Nominating and Corporate Governance Committee and a member of the Board. Mr. Taylor previously served on the Board of Directors of Reservoir Holdings, Inc. from April 2019 to July 2021. He has been the Managing Partner of Richmond Hill Investment Co., LP since its founding in 2010 and has also served as a Managing Director of Richmond Hill Investments, LLC since its founding in 2008. Richmond Hill is based in New York City and is a registered investment adviser that manages private investment partnerships that invest on an opportunistic basis across a variety of industries and asset classes. Before joining Richmond Hill, Mr. Taylor worked at the global investment bank, Greenhill & Co. Inc., from 1998 until 2008, most recently as a Principal. Mr. Taylor served on the Board of Managers of Tommy Boy Music, LLC from 2017 until the consummation of the acquisition of Tommy Boy Music, LLC by Reservoir in June 2021. He currently serves on the Boards of directors of a number of private companies, including several involved in the music business. He earned a B.B.A. in Finance with Honors from the University of Texas at Austin in 1998.
Continuing Directors – Class I Directors
Helima Croft, 54, is a member of our Nominating and Corporate Governance Committee and a member of the Board. Ms. Croft has been a Managing Director and the Head of Global Commodity Strategy and Middle East and North Africa Research at RBC Capital Markets since 2014. Ms. Croft has also been a CNBC contributor since 2016. Prior to her current roles, Ms. Croft was a Managing Director and Head of North American Commodities Research at Barclays from 2008 until 2014 and worked in Lehman Brothers’ Business Intelligence Group from 2005 until 2008. Ms. Croft also served as a senior economic analyst at the Central Intelligence Agency from 2001 until 2005 and served as a National Intelligence Fellow at the Council on Foreign Relations from 2003 until 2004. Ms. Croft has served as a member of the Board of Directors and a member of the Executive Committee of the Atlantic Council since 2018 and as a member of the National Petroleum Council since 2016. Ms. Croft is a Life Member of the Council on Foreign Relations and a member of the Trilateral Commission. Ms. Croft has received a number of industry accolades, including Breaking Energy’s Top Ten New York Women in Energy and Oil and Gas Investor’s Top 25 Most Influential Women in Energy for 2019. Ms. Croft graduated from the University of Edinburgh in 1993 and earned her Ph.D. in Economic History from Princeton University in 2001.
Neil de Gelder, 73, is the Chair of our Audit Committee, a member of our Compensation Committee and a member of the Board. Since January 2021, Mr. de Gelder has served as the Vice Chair of the Board of Directors of Stern Partners Inc., a Vancouver-based private investment firm with a portfolio of controlling interests in numerous operating companies across a wide range of industry sectors, including manufacturing, distribution, retailing, environmental services, publishing and printing and real estate development. Prior to his retirement in December 2020, Mr. de Gelder served as the Executive Vice President of Stern Partners Inc. from 2005, where he held senior executive roles with responsibilities for various activities, including strategic advice to operating companies, acquisitions and divestitures and capital deployment generally. In addition, Mr. de Gelder is a Director of Highgate Investments LLC, which owns approximately 1.5% of our Common Stock. Mr. de Gelder has provided conflict of interest advisory services to TransLink, the largest public transportation services provider in British Columbia, since 2008. He also provided conflict of interest advisory services to HSBC Global Asset Management (Canada) Inc., the portfolio manager of HSBC’s Canadian mutual funds, from 2015 until March 2021. Previously, Mr. de Gelder worked in private legal practice from 1990 until 2005, specializing in public company financing, mergers & acquisitions and corporate governance for clients across a variety of industry sectors. He was frequently identified as a leading lawyer in Canada in his field and was appointed Queen’s Counsel by British Columbia’s Attorney General in 1999. Mr. de Gelder began his legal career in 1978 and practiced corporate and commercial law until 1987, when he was appointed the Executive Director of the British Columbia Securities Commission, where he led its regulatory, policy and enforcement operations, until 1990. Mr. de Gelder serves as an independent Director and, since 2012, has chaired the Nominating and Governance Committee and served as a member of the Audit Committee of Pan American Silver Corp., a NYSE- and TSX-listed precious metals mining company with operations in Latin America, Mexico and Canada. Mr. de Gelder also served as a member of the Human Resources and Compensation Committee of Pan-American Silver Corp from May 2021 until May 2023. He was also the Vice Chair of the Board of Directors and the Chair of the Governance Committee of ICBC, a multi-billion-dollar auto insurer owned by the Province of British Columbia, from 2004 until 2011. Mr. de Gelder also served as the Chair of the Board of Directors and the Chair of the Audit Committee of Discovery Fund VCC, a public, unlisted venture capital fund for British Columbia-based technology companies, from 2002 until 2016. He received his law degree from Osgoode Hall Law School in Toronto, Canada.
Rell Lafargue, 54, is our President and Chief Operating Officer and a member of the Board. Mr. Lafargue has served as Chief Operating Officer since October 2013 and as President since 2018, overseeing all aspects of Reservoir’s day-to-day operations in each of the Company’s global offices. Building on over thirty years of industry experience, Mr. Lafargue built Reservoir’s infrastructure, assembled our Creative and Synch teams, established our administration systems and developed the international network that oversees the Company’s copyrights to this day. Mr. Lafargue continues to spearhead Reservoir’s international and domestic expansion efforts, having overseen the acquisitions and integrations of the historic Shapiro Bernstein catalog, TVT Music Publishing catalog, First State Media Group catalog, U.K. publishers Reverb Music and P&P Songs and iconic record labels, Philly Groove Records, Tommy Boy Music, Chrysalis Records and New State. From 2005 until 2008, Mr. Lafargue was a Vice President at TVT Records and TVT Music Publishing, where he worked with artists including Nine Inch Nails, Lil Jon, Snoop Dogg, Scott Storch and Pitbull.
Mr. Lafargue is also a member of the Boards of Directors of our various subsidiaries and affiliates. Mr. Lafargue is consistently named a Billboard Power Player, and has previously been named a Billboard Indie Power Player and a Billboard R&B/Hip-Hop Power Player. In June 2026, Mr. Lafargue was named Board Chair of the Board of Directors of the International Confederation of Music Publishers, having served on the Board since November 2022. He has also served on the Board of Directors, as Treasurer and on the Publisher Nominating Committee of the Mechanical Licensing Collective since March 2020 and on the Board of Directors of Music Publishers Canada since March 2018, working to promote the interests of music publishers and their songwriting partners. Mr. Lafargue previously served on the Board of the Association of Independent Music Publishers — New York Chapter from December 2018 until 2022. Beyond his career in music publishing, Mr. Lafargue is an accomplished producer, performer, arranger, software consultant and university lecturer. He holds a Master’s Degree in Music Business and Entertainment Industries from the University of Miami and a B.A. from the University of Louisiana.
Director – Not Standing for Reelection
Stephen M. Cook, 50, who currently serves as a Class II Director, Chair of the Nominating and Corporate Governance Committee and member of the Compensation Committee, informed the Board of Directors that he will not stand for reelection at the Annual Meeting. Accordingly, Mr. Cook is not a nominee for election at the Annual Meeting, and his service as a Director will conclude at the expiration of his current term at the Annual Meeting.
The Board thanks Mr. Cook for his dedicated service and significant contributions to the Company and its stockholders during his tenure as a Director, Nominating and Corporate Governance Committee Chair and Compensation Committee member. Mr. Cook’s decision not to stand for reelection was not the result of any disagreement with the Company, management, the Board of Directors or any committee of the Board regarding the Company’s operations, policies or practices.
Recommendation of Our Board of Directors
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE ELECTION OF THE CLASS II BOARD NOMINEES NAMED ABOVE.

CORPORATE GOVERNANCE
Board Committees
The Board has the authority to appoint committees to perform certain management and administration functions. The Board has a standing Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee.
Each of our committees is governed by a written charter that satisfies the applicable listing standards of The Nasdaq Stock Market LLC (“Nasdaq”). Copies of the charters for each committee are available on the investor relations page of our website at https://investors.reservoir-media.com. Members serve on these committees until their resignation or until otherwise determined by our Board. Our Board may establish other committees as it deems necessary or appropriate from time to time. As previously disclosed, on March 5, 2026, we announced that the Board formed a special committee of independent and disinterested directors to evaluate strategic proposals received by the Company, as further discussed under the heading “Recent Developments” in our Annual Report on Form 10-K for the fiscal year ended March 31, 2026.
The following table provides membership and meeting information for fiscal 2026 for each of the standing committees of our Board:
Name	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Stephen M. Cook	—	X	X*
Helima Croft	—	—	X**
Neil de Gelder	X*	X	—
Ezra S. Field+	—	X*	—
Golnar Khosrowshahi	—	—	—
Jennifer G. Koss	X	—	—
Rell Lafargue	—	—	—
Adam Rothstein	X	—	—
Ryan P. Taylor	—	—	X
Total meetings in fiscal 2026	4	4	4

*
Committee Chair

**
Committee Chair following Annual Meeting

+
Chair of the Board

Audit Committee
Our Audit Committee consists of Mr. Neil de Gelder, Ms. Jennifer G. Koss and Mr. Adam Rothstein. The Board has determined that each member of the Audit Committee is independent under the Nasdaq listing standards and Rule 10A-3(b)(1) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Chair of the Audit Committee is Mr. Neil de Gelder. The Board has determined that Mr. Adam Rothstein is an “Audit Committee Financial Expert” within the meaning of the SEC rules and regulations. In addition, the Board has determined that each member of the Audit Committee has the requisite financial expertise required under the applicable requirements of Nasdaq. In arriving at this determination, the Board has examined each member’s scope of experience and the nature of his or her employment in the corporate finance sector.
The primary purpose of the Audit Committee is to discharge the responsibilities of the Board with respect to our accounting, financial and other reporting and internal control practices and to oversee our independent registered public accounting firm. The Audit Committee is responsible for, among other responsibilities:

•
appointing, compensating, retaining, evaluating, terminating and overseeing our independent registered public accounting firm;

•
discussing with our independent registered public accounting firm their independence from management;

•
reviewing with our independent registered public accounting firm the scope and results of their audit;

•
approving all audit and permissible non-audit services to be performed by our independent registered public accounting firm;

•
overseeing the financial reporting process and discussing with management and our independent registered public accounting firm the quarterly and annual financial statements that we file with the SEC;

•
overseeing our financial and accounting controls and compliance with legal and regulatory requirements;

•
reviewing our policies on risk assessment and risk management;

•
reviewing related person transactions; and

•
establishing procedures for the confidential anonymous submission of concerns regarding questionable accounting, internal controls or auditing matters.

Compensation Committee
Our Compensation Committee consists of Mr. Stephen M. Cook, Mr. Neil de Gelder and Mr. Ezra S. Field. The Board has determined that each member of the Compensation Committee is a “Non-Employee Director” as defined in Rule 16b-3 promulgated under the Exchange Act. The Board has also determined that each member of the Compensation Committee is independent under Nasdaq listing standards. The Chair of the Compensation Committee is Mr. Ezra S. Field.
The primary purpose of the Compensation Committee is to discharge the responsibilities of the Board to oversee our compensation policies, plans and programs and to review and determine the compensation to be paid to our Executive Officers, Directors and other senior management, as appropriate. The Compensation Committee is responsible for, among other responsibilities:
•
reviewing and approving the corporate goals and objectives, evaluating the performance of and reviewing and approving (either alone or, if directed by the Board, in conjunction with a majority of the independent members of the Board) the compensation of our Chief Executive Officer and other Executive Officers;

•
reviewing and approving or making recommendations to the Board regarding our incentive compensation and equity-based plans, policies and programs;

•
reviewing and approving any employment agreement or compensatory transaction with our Executive Officers involving compensation in excess of $120,000 per year; and

•
making recommendations to the Board regarding Executive Officer and Director indemnification and insurance matters.

Nominating and Corporate Governance Committee
Our Nominating and Corporate Governance Committee consists of Mr. Stephen M. Cook, Ms. Helima Croft and Mr. Ryan P. Taylor. The Board has determined that each member of the Nominating and Corporate Governance Committee is independent under Nasdaq listing standards. The Chair of the Nominating and Corporate Governance Committee is Mr. Stephen M. Cook whose term expires at the Annual Meeting. Following the Annual Meeting, the Board expects to appoint Ms. Helima Croft to serve as Chair of the Nominating and Corporate Governance Committee. It is also expected that upon his election to the Board at the Annual Meeting, Mr. Todd Harvey will thereafter be appointed to serve as a member of the Nominating and Corporate Governance Committee.

The Nominating and Corporate Governance Committee is responsible for, among other responsibilities:
•
identifying individuals qualified to become members of the Board, consistent with criteria approved by the Board;

•
overseeing succession planning for our Chief Executive Officer and other Executive Officers;

•
periodically reviewing the leadership structure of the Board, committee composition and recommending any proposed changes to the Board and its committees;

•
overseeing an annual evaluation of the effectiveness of the Board and its committees; and

•
developing and recommending to the Board a set of corporate governance guidelines.

Meetings of the Board of Directors
In fiscal 2026, our Board held nine meetings and each of our Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee met four times. During fiscal 2026, all nine Directors attended at least 75% of the aggregate of the total number of meetings of the Board and each committee of which he or she was a member. Each Director is also encouraged and expected to attend the Company’s Annual Meeting. Eight Directors attended the 2025 Annual Meeting of Stockholders.
Board Leadership Structure
As outlined in our corporate governance guidelines (“Corporate Governance Guidelines”), the Board is elected by stockholders to provide oversight and strategic guidance to senior management. The basic responsibility of the Directors is to exercise their business judgment to act in what they reasonably believe to be the best interests of the Company and its stockholders. In discharging that obligation, Directors should be entitled to rely on the honesty and integrity of the Company’s Executive Officers, employees, outside advisors and independent auditors. The Board oversees senior management, to whom the Board delegates the authority and responsibility for the conduct of the day-to-day operations of the business.
Our Board is currently led by our Chair, Mr. Field, who is an independent director. Having Mr. Field as Chair of the Board allows for Ms. Khosrowshahi, the Company’s Chief Executive Officer, to focus on executing the Company’s strategy and to manage the Company’s operations and performance. The Board is further comprised of an independent Audit Committee Chair, an independent Compensation Committee Chair and an independent Nominating and Corporate Governance Committee Chair. These independent positions align with the Company’s corporate governance policies and practices and facilitate the independence of the Board.
Identifying and Evaluating Candidates for the Board of Directors
The Nominating and Corporate Governance Committee has, as one of its responsibilities, the recommendation of Director candidates to the Board. Nominees for Directorship are identified by the Nominating and Corporate Governance Committee in accordance with the criteria set forth below and any other criteria that may be identified by the Board or a committee of the Board, if appropriate, and in accordance with the procedures set forth in the Nominating and Corporate Governance Committee’s charter. The Board seeks members from diverse professional and personal backgrounds who combine a broad spectrum of experience and expertise with a reputation for integrity. The Nominating and Corporate Governance Committee’s assessment of a potential candidate will include an individual’s independence, as well as consideration of age, skills and diversity of experience and background, in the context of the needs of the Company.
The criteria assessed by the Nominating and Corporate Governance Committee when evaluating a candidate for Director include:
•
Background. The Board seeks members from diverse professional and personal backgrounds who combine a broad spectrum of experience and expertise with a reputation for integrity. This assessment includes an individual’s independence, as well as consideration of age, skills and experience, in the context of the needs of the Company.

•
Simultaneous Service. No Director should serve on more than three other public company boards of Directors. No member of the Audit Committee should serve on more than two other public company Audit Committees. Directors should advise the Chair of the Board and the Chair of the Nominating and Corporate Governance Committee in advance of accepting an invitation to serve on another public company Board of Directors or another Audit Committee. No Director who is the Chief Executive Officer of another public company should serve on more than one other public company Board of Directors, aside from the Board of Directors of his/her own company.

•
Financial Literacy. Directors should know how to read and understand fundamental financial statements and understand the use of financial ratios and information in evaluating the financial performance of the Company.

•
Character. Directors should be persons of good character and thus should possess all of the following personal characteristics:

•
Integrity — Directors should demonstrate high ethical standards and integrity in their personal and professional dealings;

•
Accountability — Directors should be willing to be accountable for their decisions as Directors;

•
Judgment — Directors should possess the ability to provide wise and thoughtful counsel on a broad range of issues;

•
Responsibility — Directors should interact with each other in a manner which encourages responsible, open, challenging and inspired discussion;

•
High Performance Standards — Directors should have a history of achievements which reflects high standards for themselves and others;

•
Commitment and Enthusiasm — Directors should be committed to and enthusiastic about their performance for the Company as Directors, both in absolute terms and relative to their peers; and

•
Courage — Directors should possess the courage to express views openly, even in the face of opposition.

•
Expectations. Each Director will be expected to dedicate sufficient time, energy and attention to ensure the diligent performance of his or her duties; comply with the duties and responsibilities set forth in the Company’s Corporate Governance Guidelines and Second Amended and Restated Bylaws (the “Bylaws”); comply with all duties of care, loyalty and confidentiality applicable to Directors of publicly traded corporations organized in the Company’s jurisdiction of incorporation; and adhere to the Company’s Code of Ethics (“Code of Ethics”), including, without limitation, the policies on conflicts of interest set forth therein and any other policies of the Company that apply to Directors.

Corporate Governance Guidelines
Our Board has adopted Corporate Governance Guidelines, which provide the framework for our corporate governance along with our Certificate of Incorporation, Bylaws, committee charters and other key governance practices and policies. Our Corporate Governance Guidelines cover a wide range of subjects, including the conduct of Board meetings, independence and selection of Directors, Board membership criteria and Board committee composition. The Corporate Governance Guidelines can be accessed on our website at https://investors.reservoir-media.com.
Corporate Responsibility Oversight
We are the first female-founded and led publicly traded independent music company in the United States. The strength of our relationships and community is fundamental to our business, as is our commitment across our team, our roster of talent and our myriad stakeholders, designed to ensure a corporate culture focused on responsible governance practices. The concept of community extends deep into our corporate culture — through our commitment to being an environmentally conscious corporate citizen, to fostering a culture of inclusiveness and accountability among our employees, to managing and ultimately governing our business in a responsible way. We firmly believe our success is rooted in these values and extends to all the facets of our business.

Our steadfast commitment to quality extends to our approach to operating responsibly as members of the global business community. We hold ourselves accountable to maintain environmentally sound and progressive practices, limiting our impact on the environment while simultaneously delivering on our business goals and outputs. We encourage the use of recyclable and sustainable materials in all our physical product manufacturing and aim to utilize production at green manufacturers whenever possible.
In addition to minimizing our reliance on physical assets and engaging in clean-energy solutions, we continually strive for a minimal carbon footprint across our day-to-day operations. As part of this drive, we have consistently engaged in clean energy solutions and waste-conscious efforts to both reduce our business’ footprint and scale our clean practices for cost-saving benefits. We regularly evaluate our environmental impact on the physical spaces in which we operate and strategize for efficiencies across our facilities. We are also proud of our 99% reliance on electronic royalty distributions, and we are working to fully eliminate physical distributions. We are also continuing to centralize the portals and web-based platforms we utilize, which will in turn consolidate our energy use and reduce our overall carbon footprint.
Oversight of Human Capital Management
As of March 31, 2026, we employed approximately 100 persons worldwide, including temporary and part-time employees. As of March 31, 2026, none of our employees in the United States were subject to a collective bargaining agreement, although certain employees in our non-domestic companies were covered by national labor agreements. We believe we have excellent relations with our employees.
Our human capital resources objectives include attracting, developing and retaining personnel and fostering community, collaboration and creativity among our employees and supporting our ability to grow our business. To facilitate these objectives, we seek to foster an inclusive and safe workplace, with opportunities for employees to develop their talents and advance their careers.
We are proud to employ a workforce representative of the diverse communities and clients we serve, and in turn, strive to create a workplace environment where our employees can thrive. We remain committed to fostering, cultivating, celebrating and preserving a culture of belonging among our employees, partners, clients and vendors. We embrace our employees’ differences in age, color, disability, ethnicity, family or marital status, gender, language, national origin, physical and mental ability, political affiliation, race, religion, sexual orientation, socio-economic status, caste, veteran status and other unique characteristics.
As a key distinguishing factor from our industry peers, we are proud to be founded and led by a woman. In addition, women hold leadership positions across multiple functional areas of our global workforce, and 40% of our senior leadership (VPs and above) is female. Beyond our employees, we are also proud to support our roster of songwriters and artists that we have assembled representing our diverse society.
We are committed to ensuring that our Company reflects the broad range of stakeholders in our industry.
Succession Planning
Our Nominating and Corporate Governance Committee has principal responsibility for developing and periodically reviewing our management succession planning, including policies for Executive Officers and a succession plan for an interim Chief Executive Officer in the event of an unexpected occurrence. The Nominating and Corporate Governance Committee may consult with our Board, Chief Executive Officer and any other Executive Officers in reviewing any succession plan or candidates for succession under such plans.
Evaluations of the Board, Committees and Directors
Our Board evaluates its performance and the performance of its committees and individual Directors on an annual basis through an evaluation process administered by our Nominating and Corporate Governance Committee. The Board aims to discuss each evaluation to determine what, if any, actions should be taken to improve the effectiveness of the Board, any committee thereof or of the Directors.
Code of Business Conduct and Ethics
We have adopted a Code of Ethics that applies to all of our employees, Executive Officers and Directors, including those Executive Officers responsible for financial reporting. Our Code of Ethics is available on our website at https://www.investors.reservoir-media.com/ under the “Governance” subsection of the “Investor Relations” section of the website. Information contained on or accessible through our website is not a part of this proxy statement and the inclusion of such website address in this proxy statement is an inactive textual reference only. We intend to disclose any amendments to our Code of Ethics, or any waivers of its requirements, on our website to the extent required by the requirements of applicable law and Nasdaq listing rules.
Board Leadership Structure and Board’s Role in Risk Oversight
The Board is responsible for overseeing our risk management process. The Board focuses on our general risk management strategy and the most significant risks facing us and oversees the implementation of risk mitigation strategies by management. The Audit Committee is also responsible for discussing our policies with respect to risk assessment and risk management. The Board believes that its administration of its risk oversight function has not negatively affected the leadership structure of the Board.
Classified Board of Directors
Our Board is currently divided into three classes. The members of each class serve staggered, three-year terms (other than with respect to the initial terms of the Class I Directors and Class II Directors, which were one and two years, respectively). Upon the expiration of the term of a class of Directors, Directors in that class will be elected for three-year terms at the annual meeting of stockholders in the year in which their term expires.
Any additional Directorships resulting from an increase in the number of Directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of our Directors. At each annual meeting, our stockholders will elect the successors to one class of our Directors.
The authorized number of Directors may be increased or decreased by our Board in accordance with our Certificate of Incorporation. Per our Bylaws, at any meeting of the Board, except as otherwise required by law, a majority of the total number of Directors then in office will constitute a quorum for all purposes.
Director Independence
Our Board has determined that our Independent Directors, as such term is defined by the Nasdaq rules, are Ms. Helima Croft, Mr. Neil de Gelder, Mr. Ezra S. Field, Mr. Todd C. Harvey, Ms. Jennifer G. Koss, Mr. Adam Rothstein and Mr. Ryan P. Taylor.
Insider Trading Policies and Procedures
The Company also maintains insider trading policies and procedures governing the purchase, sale, and/or other dispositions of the Company’s securities by Directors, Officers and the Company, and has implemented policies and procedures that it believes are reasonably designed to promote compliance with insider trading laws, rules, and regulations, and any listing standards applicable to the Company. More information on the Company’s insider trading policies and procedures can be found in Exhibit 19.1 to our Annual Report on Form 10-K for the fiscal year ended March 31, 2026.
Hedging and Pledging of Company Securities
Although we discourage speculative hedging transactions, our Securities Trading Policy permits long-term hedging transactions that are designed to protect an individual’s investment in our securities (i.e., the hedge must be for at least twelve months and relate to stock or options held by the individual). If our Directors, Executive Officers, employees and/or their “related persons” wish to engage in any such transaction, they must pre-clear such transaction with our Office of the General Counsel via a pre-clearance process.
Clawback Policy
Effective October 2, 2023, the Board adopted an Incentive Compensation Clawback Policy (the “Clawback Policy”), based upon the recommendation of the Compensation Committee. The Clawback

Policy is designed to comply with Section 10D of the Exchange Act, the rules promulgated thereunder and applicable Nasdaq listing standards and applies to current and former Executive Officers (as defined in the Clawback Policy). Pursuant to the Clawback Policy, in the event the Company is required to prepare an accounting restatement to correct material noncompliance with any financial reporting requirement under securities laws, the Company will recover erroneously awarded incentive-based compensation (as defined in the Clawback Policy) from its Executive Officers. The Clawback Policy was filed with the SEC on May 30, 2024 as Exhibit 97.1 to our Annual Report.
Stock Ownership and Retention Guidelines
The Compensation Committee is responsible for the development, oversight, and monitoring of stock ownership guidelines for Non-Employee Directors. In October 2023, the Board amended the stock ownership guidelines upon the recommendation of the Compensation Committee, modifying those guidelines adopted by the Board in 2021. The amended stock ownership guidelines include recommendations made by FW Cook. To further align the interests of the Company’s Non-Employee Directors with those of the Company’s stockholders, all Non-Employee Directors are required to maintain at least a minimum level of ownership of the Company’s stock and/or deferred stock units while serving as a director of the Company equal to five (5) times the annual cash retainer ($20,000) payable to such Non-Employee Director. For purposes of these guidelines, a Non-Employee Director’s stock ownership shall include all shares of the Company’s common stock owned outright by the Director and by his or her immediate family members (spouse and dependent children) and any shares held in trust for the benefit of the Director and/or his or her immediate family. Directors will retain all shares of the Company’s common stock received pursuant to their service as a member of the Board until this minimum level of ownership is reached. Directors will have five (5) years to attain this ownership threshold. As of the date of this Proxy Statement, all of our Non-Employee Directors are currently in compliance with these stock ownership guidelines, to the extent applicable.
Communications with the Board of Directors
Stockholders and other interested parties desiring to communicate directly with the full Board, the Audit Committee, the Non-Employee Directors as a group or with any individual Director or Directors may do so by sending such communication in writing, addressed to the attention of the intended recipient(s), c/o Office of the General Counsel, Reservoir Media, Inc., 200 Varick Street, Suite 801, New York, New York 10014; phone number: (212) 675-0541. Stockholders and other interested parties may also send such communications in writing, addressed to the attention of the intended recipient(s), c/o Corporate Secretary, Office of the General Counsel, Reservoir Media, Inc., 200 Varick Street, Suite 801, New York, New York 10014.
All communications received that relate to accounting, internal accounting controls or auditing matters will be referred to the Chair of the Audit Committee unless the communication is otherwise addressed. All other communications received will be forwarded to the appropriate Director or Directors.
Information About Our Executive Officers
The following table sets forth information with respect to our Executive Officers as of the date of this proxy statement:
Name	Age	Position(s)
Golnar Khosrowshahi	54	Chief Executive Officer
Rell Lafargue	54	President, Chief Operating Officer
Jim Heindlmeyer	54	Chief Financial Officer
Additional biographical descriptions of the Executive Officers are set forth in the text below. A description of the business experience of Golnar Khosrowshahi and Rell Lafargue is provided above under the section titled “Continuing Directors — Class III Directors” and “Continuing Directors — Class I Directors,” respectively.
Jim Heindlmeyer, 54, is our Chief Financial Officer. Mr. Heindlmeyer has been our Chief Financial Officer since April 2021, in which capacity he has overseen all of the accounting functions company-wide, as well as managed other information technology, human resources, business development and label operations functions. Prior to being appointed as the Chief Financial Officer, Mr. Heindlmeyer was our Executive Vice President of Operations from January 2020 until March 2021. He was an independent consultant from December 2017 until January 2020. From July 2013 until October 2017, Mr. Heindlmeyer served as the President and Chief Operating Officer of Yonder Music, where he led the launch of the music service in multiple countries in Southeast and South Asia, including creating subsidiaries in each of the markets and establishing local offices staffed by professionals responsible for working with the company’s partners in the region. Mr. Heindlmeyer started his career at KPMG LLP, went on to lead finance at TVT Records for over ten years and subsequently moved into the digital music space holding positions at The Orchard and streaming platforms Beyond Oblivion and Yonder Music. Mr. Heindlmeyer graduated from Boston University with a Bachelor of Science in Business Administration, magna cum laude.

PROPOSAL TWO
RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING
MARCH 31, 2027
Our Board and the Audit Committee are asking our stockholders to ratify the appointment by the Audit Committee of Deloitte & Touche LLP (“Deloitte”), as the independent public accounting firm to conduct the audit of our financial statements for the fiscal year ending March 31, 2027 (“FY 2027”). Stockholder ratification of such selection is not required by our Bylaws or any other applicable legal requirement. However, our Board is submitting the selection of Deloitte to our stockholders for ratification as a matter of good corporate governance.
In the event our stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to continue to retain Deloitte for FY 2027. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee believes that such a change should be made.
Deloitte has audited our financial statements since 2021. In accordance with SEC rules and Deloitte policies, audit partners are subject to mandated rotation requirements to limit the number of consecutive years an individual partner may provide audit service to us. For lead and concurring review audit partners, the maximum number of consecutive years of service in that capacity is five years. The Audit Committee and its chairperson were directly involved in the selection of Deloitte’s lead engagement partner. The lead engagement partner was selected in 2024, effective for the fiscal year ending March 31, 2025. A representative of Deloitte is expected to be present at the Annual Meeting and will have the opportunity to make a statement if he or she desires to do so and is expected to be available to respond to appropriate stockholder questions.
Principal Accountant Fees and Services
The following table presents fees for professional audit services rendered by Deloitte for the audit of the Company’s financial statements for the years ended March 31, 2026 and 2025 and fees billed for other services rendered by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu Limited and their respective affiliates:
	Years Ended March 31,
	2026	2025
Audit fees(1)	$1,143,100	$915,968
Audit-related fees(2)	201,575	240,957
Tax fees(3)	156,970	146,844
All other fees(4)	—	—
Total fees	$1,501,645	$1,303,769

(1)
Audit fees relate to professional services associated with the annual audit of our consolidated financial statements and internal control over financial reporting included in our Annual Report on Form 10-K, review of interim consolidated financial statements, review and professional consultations with respect to accounting issues directly related to the financial statement audit.

(2)
Audit-related fees relate to professional services that are reasonably related to the performance of the audit or review of our financial statements. Audit-related fees listed above for fiscal 2026 and fiscal 2025 were billed for professional services rendered in connection with internal controls remediation. Audit-related fees listed above for fiscal 2025 were billed for professional services rendered in connection with the filing of our S-3 registration statement filed in April 2024 including documents issued in connection with the filings such as consents.

(3)
Tax fees relate to professional services rendered in connection with tax compliance and preparation relating to tax returns and tax audits, as well as for tax consulting and planning services.

(4)
All other fees relate to professional services not included in the categories above, including services related to other permissible advisory services and regulatory reporting requirements.

Determination of Independence
In considering the nature of the services provided by our independent registered public accounting firm, the Audit Committee determined that such services are compatible with the provision of independent audit services. The Audit Committee discussed these services with our independent registered public accounting firm and our management to determine that they are permitted under the rules and regulations concerning auditor independence.
Additional information concerning the Audit Committee and its activities can be found in the following sections of this proxy statement: “Board Committees — Audit Committee” and “Report of the Audit Committee.”
Pre-Approval Policy
To ensure compliance with the SEC’s rules regarding auditor independence, all audit and non-audit services to be provided by our independent registered public accounting firm or other auditors as permitted by Section 10A of the Exchange Act and all related fees and other terms of engagement must be pre-approved by the Audit Committee. The Audit Committee approved all services provided by Deloitte during the years ended March 31, 2026 and 2025. The Audit Committee has considered the nature and amount of the fees billed by Deloitte and believes that the provision of the services for activities unrelated to the audit is compatible with maintaining Deloitte’s independence.
Recommendation of our Board of Directors and Audit Committee
OUR BOARD OF DIRECTORS AND OUR AUDIT COMMITTEE UNANIMOUSLY RECOMMEND THAT OUR STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING MARCH 31, 2027.
Report of the Audit Committee
The Audit Committee oversees our independent registered public accounting firm and assists our Board in fulfilling its oversight responsibilities on matters relating to the integrity of our financial statements, our compliance with legal and regulatory requirements and our independent registered public accounting firm’s qualifications and independence by meeting regularly with our independent registered public accounting firm and financial management personnel. Management is responsible for the preparation, presentation and integrity of our financial statements.
In fulfilling its oversight responsibilities, the Audit Committee:
•
reviewed and discussed our financial statements as of and for the fiscal year ended March 31, 2026 with management and Deloitte;

•
discussed with Deloitte the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) and the SEC;

•
received the written disclosures and the letter from Deloitte required by the applicable requirements of the PCAOB; and

•
discussed the independence of Deloitte with that firm.

Based on the Audit Committee’s review and discussions noted above, the Audit Committee recommended to our Board, and our Board approved, the inclusion of the audited financial statements in our Annual Report on Form 10-K for the fiscal year ended March 31, 2026 for filing with the SEC. The Audit Committee also appointed Deloitte as our independent registered public accounting firm for fiscal year ending March 31, 2027.
Submitted by the Audit Committee of our Board:
Neil de Gelder
Jennifer G. Koss
Adam Rothstein

PROPOSAL THREE
ADVISORY VOTE ON EXECUTIVE COMPENSATION (“SAY-ON-PAY”)
In accordance with the requirements of Section 14A of the Exchange Act and the related rules of the SEC, our stockholders are being asked to approve, in an advisory, non-binding vote, the compensation of our named executive officers as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion. In considering their vote, we urge stockholders to review the information on our compensation policies and decisions regarding the named executive officers presented in the section below titled “Executive Compensation.”
This advisory resolution, commonly referred to as a “say-on-pay” resolution, is non-binding. Although this resolution is non-binding, the Board and the Compensation Committee value the opinions of our stockholders and will review and consider the voting results when making future compensation decisions for our named executive officers. If stockholders approve the “One Year” option as the frequency of future say-on-pay votes under Proposal 4, we expect that we will conduct our next say-on-pay vote at the 2027 annual meeting of stockholders.
We believe that our compensation components provide a reasonable balance of base compensation and equity-based incentive compensation that is closely aligned with the Company’s overall performance. The Company aims to provide executive officers with a reasonable level of security through base salary and benefits, while rewarding them through cash and equity-based incentive compensation to achieve business objectives and create stockholder value. We believe that each of our compensation components is integral to attracting, retaining, and rewarding qualified named executive officers.
Our Board of Directors is asking stockholders to approve a non-binding advisory vote on the following resolution:
“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables, narrative discussion and any related material disclosed in this proxy statement, is hereby approved.”
Recommendation of our Board of Directors:
OUR BOARD OF DIRECTORS RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” PROPOSAL THREE.

PROPOSAL FOUR
ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY STOCKHOLDER VOTES TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS
In accordance with the requirements of Section 14A of the Exchange Act and the related rules of the SEC, our stockholders are also entitled to vote, on an advisory basis, on whether the “say-on-pay” vote, as required by Section 14A of the Exchange Act, should occur every one, two, or three years. The vote on the frequency of the say-on-pay vote, just as with the “say-on-pay” vote itself, is advisory only, and it also is not binding on the Company or on our Board of Directors.
Although the vote is non-binding, the Compensation Committee and the Board will carefully consider the outcome of the vote when determining the frequency of future stockholder advisory votes to approve the compensation of our named executive officers. After careful consideration, the Board has determined that a say-on-pay vote that occurs every year is the most appropriate alternative for our Company at this time. Therefore, the Board recommends that you vote for a “One Year” frequency for the say-on-pay vote.
Although the Board recommends a say-on-pay vote be held every year, you may vote one of four choices for this Proposal 4 on the proxy card: “One Year”, “Two Years”, “Three Years”, or “Abstain.” The text of the resolution in respect of Proposal no. 4 is as follows:
“RESOLVED, that the option of once every one year, two years, or three years that receives the affirmative vote of the majority of shares present at the Annual Meeting or represented by proxy and entitled to vote on the matter for this resolution will be determined to be the preferred frequency with which the Company is to hold an advisory stockholder vote to approve the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion.”
The Board and the Compensation Committee value the opinions of the stockholders in this matter and, to the extent there is any significant vote in favor of one frequency over the other options, even if less than a majority, the Board will consider the stockholders’ concerns and evaluate any appropriate next steps. However, because this vote is advisory and, therefore, not binding on the Board or the Company, the Board may decide that it is in the best interests of the stockholders that we hold a say-on-pay vote more or less frequently than the option preferred by the stockholders. The vote will not be construed to create or imply any change or addition to the fiduciary duties of the Company or the Board.
Recommendation of our Board of Directors:
OUR BOARD OF DIRECTORS RECOMMENDS A VOTE OF “ONE YEAR” ON PROPOSAL FOUR.

EXECUTIVE COMPENSATION
Introduction
This section provides an overview of our executive compensation program, including a narrative description of the material factors necessary to understand the information disclosed below under the “— Summary Compensation Table.” For fiscal 2026, our “Named Executive Officers” were:
•
Golnar Khosrowshahi, our Chief Executive Officer;

•
Rell Lafargue, our President and Chief Operating Officer; and

•
Jim Heindlmeyer, our Chief Financial Officer.

The compensation program for our Named Executive Officers consists principally of the following elements: base salary; performance-based cash bonus; and equity-based incentive compensation. We also provide general employee benefits, as well as severance benefits upon certain terminations of employment.
Summary of Named Executive Officer Offer Letters and Employment Agreements
Golnar Khosrowshahi
On April 1, 2021, Ms. Khosrowshahi entered into an employment agreement with us (the “Khosrowshahi Employment Agreement”) to serve as our Chief Executive Officer for a term beginning on April 1, 2021 through April 1, 2024, subject to automatic extensions for additional two-year terms thereafter, unless either party provides written notice to the other party at least 180 days prior to the expiration of the then current term of its election not to extend the agreement. Under the Khosrowshahi Employment Agreement, Ms. Khosrowshahi’s annual base salary is $400,000, increasing by 2.5% on April 1, 2022 and each subsequent anniversary during the employment term, and her target annual incentive opportunity is equal to 50% of her then current base salary, with the resulting payout contingent upon the attainment of certain revenue targets and qualitative measures, as determined by the Board in consultation with Ms. Khosrowshahi. In addition, as soon as practicable after April 1, 2021, she was entitled to a long-term incentive award with a grant date fair value of $3,680,000. The Company is providing this award in the form of four annual grants of restricted stock units, each with a grant date value of $920,000, with vesting to occur at the end of each applicable fiscal year, pursuant to an amendment to the Khosrowshahi Employment Agreement, effective June 29, 2023.
The Khosrowshahi Employment Agreement provides for severance benefits to be paid in the event of employment termination in certain circumstances. See “— Potential Payments upon Termination of Employment or Change in Control” for a description of such severance benefits. Ms. Khosrowshahi is subject to certain post-termination restrictive covenants under the Khosrowshahi Employment Agreement, including perpetual confidentiality and mutual non-disparagement covenants, and non-competition and employee non-solicitation covenants, both of which continue for one year following her termination of employment.
On March 5, 2026, the Company entered into an amended and restated employment agreement with Ms. Khosrowshahi, Chief Executive Officer (the “2026 Khosrowshahi Agreement”). The 2026 Khosrowshahi Agreement, effective April 1, 2026, establishes the terms and conditions of the continued employment of Ms. Khosrowshahi. The 2026 Khosrowshahi Agreement supersedes the prior employment agreements between the Company and Ms. Khosrowshahi. The initial term of the 2026 Khosrowshahi Agreement is for three (3) years commencing on April 1, 2026 and will automatically renew for subsequent periods of two (2) years (the “Khosrowshahi Term”). Pursuant to the 2026 Khosrowshahi Agreement, Ms. Khosrowshahi will receive an annual base salary of $600,000, which shall increase by 3.0% on April 1, 2027 and on each subsequent anniversary during the Khosrowshahi Term. In addition, for the fiscal year beginning April 1, 2026 and each fiscal year thereafter, Ms. Khosrowshahi is eligible for an annual cash bonus with a target equal to one hundred percent (100%) of her base salary, based upon the attainment of certain performance milestones and objectives established by the Board (acting through the Compensation Committee). Moreover, Ms. Khosrowshahi is entitled to an annual equity award of one hundred percent (100%) of her annual base salary, which vests in full upon grant. In addition, the 2026 Khosrowshahi Agreement provides that during the

Khosrowshahi Term, the Company will re-appoint Ms. Khosrowshahi as a member of the Board upon the expiration of her term as director and upon the expiration of each subsequent term thereafter.
Rell Lafargue
On April 1, 2021, Mr. Lafargue entered into an amended and restated employment agreement with us (the “Lafargue Employment Agreement”), pursuant to which he would continue to serve as our President and Chief Operating Officer for a term beginning on April 1, 2021 through April 1, 2024, subject to extension for an additional two-year term thereafter at our election. On October 2, 2023, we elected to extend the term of the Lafargue Employment Agreement through April 1, 2026. Under the Lafargue Employment Agreement, Mr. Lafargue’s annual base salary is $370,000, which is subject to additional 2.5% increases (or such greater amount as determined by our Chief Executive Officer) on April 1, 2022 and on each subsequent anniversary during the employment term. In addition, Mr. Lafargue’s target annual incentive opportunity is equal to 10% of his then current base salary, and for each fiscal year during his employment term, he is entitled to an additional bonus equal to 3.5% of EBITDA (the “Lafargue Annual EBITDA Bonus”). To the extent the Lafargue Annual EBITDA Bonus exceeds $500,000, such excess may be paid in cash or restricted stock awards. Such restricted stock will vest in equal installments over two years (unless Mr. Lafargue’s employment is terminated earlier by us without “cause,” by Mr. Lafargue for “good reason” or due to disability or death, in which case 50% will vest on the first and second anniversary of (A) the date on which Mr. Lafargue receives the cash portion of the Lafargue Annual EBITDA Bonus or (B) the grant date of the restricted stock award, whichever is earlier).
The Lafargue Employment Agreement provides for severance benefits to be paid in the event of employment termination in certain circumstances. See “— Potential Payments upon Termination of Employment or Change in Control” for a description of such severance benefits. Mr. Lafargue is subject to certain post-termination restrictive covenants under the Lafargue Employment Agreement, including perpetual confidentiality and mutual non-disparagement covenants and an employee non-solicitation covenant, which continues for six months following his termination of employment.
On March 5, 2026, the Company entered into an amended and restated employment agreement with Mr. Lafargue (the “2026 Lafargue Agreement”). The 2026 Lafargue Agreement, effective April 1, 2026, establishes the terms and conditions of the continued employment of Mr. Lafargue. The initial term of the 2026 Lafargue Agreement is for three (3) years commencing on April 1, 2026, after which the Company has the option to extend for an additional period of two (2) years (the “Lafargue Term”). Pursuant to the 2026 Lafargue Agreement, Mr. Lafargue will receive an annual base salary of $600,000, which shall increase by 3.0% on April 1, 2027 and on each subsequent anniversary during the Lafargue Term. In addition, for the fiscal year beginning April 1, 2026 and each fiscal year thereafter, Mr. Lafargue is eligible for an annual cash bonus with a target equal to one hundred percent (100%) of his base salary, based upon the attainment of certain performance milestones and objectives established by the Board (acting through the Compensation Committee) in consultation with the Chief Executive Officer. Moreover, Mr. Lafargue is entitled to an annual equity award of 100% of his annual base salary, which vests in full upon grant. In addition, the 2026 Lafargue Agreement provides that during the Lafargue Term, the Company will re-appoint Mr. Lafargue as a member of the Board upon the expiration of his term as director and upon the expiration of each subsequent term thereafter.
Jim Heindlmeyer
On May 26, 2022, Mr. Heindlmeyer entered into an employment agreement with us (the “Heindlmeyer Employment Agreement”), pursuant to which he would continue to serve as our Chief Financial Officer for a term beginning on April 1, 2022 through April 1, 2025, subject for an additional two-year term thereafter at our election. On December 30, 2024, we elected to extend the term of the Heindlmeyer Employment Agreement through April 1, 2027. The Heindlmeyer Employment Agreement provides for an annual base salary of $350,000 and is subject to increases of 2.5% (or such greater amount as determined by our Chief Executive Officer) on April 1, 2023 and each subsequent anniversary during the employment term. In addition, for the fiscal year beginning April 1, 2022 and each fiscal year thereafter, Mr. Heindlmeyer’s target annual incentive opportunity is equal to 50% of his then current base salary, with the resulting payout contingent upon the attainment of certain revenue and adjusted EBITDA targets, as established by the Board or our Chief Executive Officer.
Moreover, commencing with the fiscal year ending March 31, 2023 and subject to the approval of the Compensation Committee, Mr. Heindlmeyer became eligible to receive an annual grant of equity or equity-based awards under the 2021 Incentive Plan. The target amount of such award is equal to 50% of his base salary and may be subject to time and/or performance-based vesting (including achievement of specified performance criteria as determined by our Chief Executive Officer or the Board).
The Heindlmeyer Employment Agreement provides for severance benefits to be paid in the event of employment termination in certain circumstances. See “— Potential Payments upon Termination of Employment or Change in Control” for a description of such severance benefits. Under the Heindlmeyer Employment Agreement, Mr. Heindlmeyer is subject to certain post-termination restrictive covenants, including perpetual mutual non-disparagement and confidentiality covenants.
On March 5, 2026, the Company entered into amended and restated employment agreement with Mr. Heindlmeyer (the “2026 Heindlmeyer Agreement”). The 2026 Heindlmeyer Agreement, effective April 1, 2026, establishes the terms and conditions of the continued employment of Mr. Heindlmeyer. The initial term of the 2026 Heindlmeyer Agreement is for three (3) years commencing on April 1, 2026, after which the Company has the option to extend for an additional period of two (2) years. Pursuant to the 2026 Heindlmeyer Agreement, Mr. Heindlmeyer will receive an annual base salary of $425,000, which shall increase by 3.0% on April 1, 2027 and on each subsequent anniversary during the employment term. In addition, for the fiscal year beginning April 1, 2026 and each fiscal year thereafter, Mr. Heindlmeyer is eligible for an annual cash bonus with a target equal to fifty percent (50%) of his base salary, based upon the attainment of certain performance milestones and objectives established by the Board (acting through the Compensation Committee) in consultation with the Chief Executive Officer. Moreover, Mr. Heindlmeyer is entitled to an annual equity award of seventy-five percent (75%) of his annual base salary, which vests in full upon grant.
Base Salary
We pay base salaries to attract, recruit and retain qualified employees. In fiscal 2026, each of our Named Executive Officers received a 2.5% increase as set forth in their respective employment agreements.
2021 Omnibus Incentive Plan
On July 28, 2021, in connection with the business combination between our predecessor, Roth CH Acquisition II Co., and Reservoir Holdings, Inc. whereby our legal name became “Reservoir Media, Inc.,” we adopted the Reservoir Media, Inc. 2021 Omnibus Incentive Plan (the “2021 Incentive Plan”). The 2021 Incentive Plan is administered by our Compensation Committee, with any exercise prices, vesting and other restrictions determined by the Board, subject to the exercise price per share covered by a stock option being no less than the fair market value of such share, determined as of the date the applicable stock option is granted. Stock options awarded under the 2021 Incentive Plan typically expire 10 years after the date of the grant and generally have vesting conditions determined by our Compensation Committee. We do not have a formal policy relating to the timing of equity grants under the 2021 Incentive Plan, but in practice, we do not take material nonpublic information into account when determining the timing or terms of awards and do not grant awards in anticipation of material nonpublic information.
Retirement Benefits
We maintain a 401(k) retirement savings plan open to U.S.-based employees who have completed three months of eligible service. We contribute $0.60 for every $1.00 of employee contributions up to a maximum of 6% of the employee’s salary. Our Named Executive Officers do not participate in any deferred compensation or retirement program other than our 401(k) plan, which is generally open to all employees in the United States. Except as reflected in the “All Other Compensation” column of the Summary Compensation Table below, we generally do not offer perquisites or personal benefits to our Named Executive Officers that are not otherwise available to all of our employees.

Summary Compensation Table
The following table sets forth information regarding the compensation paid to, awarded to or earned by our Named Executive Officers for services rendered in all capacities during the fiscal years ended March 31, 2026 and March 31, 2025.
Name and Principal Position	Fiscal Year	Salary ($)	Option Awards ($)	Stock Awards(1) ($)	Non-Equity Incentive Plan Compensation(2) ($)	All Other Compensation(3) ($)	Total ($)
Golnar Khosrowshahi Chief Executive Officer	2026	441,525	—	920,000	220,763	12,696	1,594,984
	2025	430,756	—	920,000	215,378	12,515	1,578,649
Rell Lafargue President & Chief Operating Officer	2026	408,411	—	1,801,093	540,841	12,690	2,763,035
	2025	398,450	—	1,447,514	539,845	12,507	2,398,316
Jim Heindlmeyer Chief Financial Officer	2026	376,912	—	183,860	188,456	12,273	761,501
	2025	367,719	—	179,373	183,859	11,973	742,924

(1)
The amounts reported in this column represent the grant date fair value of restricted stock units awarded to the Named Executive Officers in fiscal years 2025 and 2026, calculated in accordance with ASC Topic 718. These amounts do not correspond to the actual economic value that the Named Executive Officers may ultimately realize. Under applicable SEC rules, grants of equity awards are reported for the fiscal year in which they are granted (even if intended as a bonus for the prior fiscal year). Thus, the amounts shown for Ms. Khosrowshahi and Messrs. Lafargue and Heindlmeyer (i) in fiscal year 2026 reflect the equity portion of their annual bonus for fiscal year 2025 and (ii) in fiscal year 2025 reflect the equity portion of their annual bonus for fiscal year 2024.

(2)
The amounts reported in this column represent cash bonuses earned based on the achievement of pre-established financial performance criteria, such as adjusted EBITDA, and individual performance goals.

(3)
The amounts reported in this column reflect our total contributions to each Named Executive Officer’s account for our tax-qualified 401(k) plan.

Outstanding Equity Awards at Fiscal Year-End
The following table provides information about the outstanding equity awards (unvested and vested) held by our Named Executive Officers as of March 31, 2026.
		Option Awards(1)				Stock Awards
Name	Grant Date	Number of Securities Underlying Exercisable Options (#)	Number of Securities Underlying Unexercisable Options (#)	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(2)	Market Value of Shares or Units of Stock That Have Not Vested ($)(3)
Golnar Khosrowshahi	07/28/2021	352,918	—	$5.11	5/1/2029	—	—
	06/05/2025	—	—	—	—	126,027	1,233,804
Rell Lafargue	07/28/2021	352,918	—	$5.11	5/1/2029	—	—
	06/10/2024	—	—	—	—	93,872	919,007
	06/05/2025	—	—	—	—	123,363	1,207,724
	06/05/2025	—	—	—	—	123,362	1,207,714
Jim Heindlmeyer	07/28/2021	56,466	—	$5.11	5/1/2029	—	—
	06/10/2024	—	—	—	—	11,632	113,877
	06/05/2025	—	—	—	—	12,593	123,285
	06/05/2025	—	—	—	—	12,593	123,285

(1)
The amounts reported in these columns represent the number, exercise price and expiration date of outstanding stock options held by the Named Executive Officers as of March 31, 2026.

(2)
This column shows the number of unvested time-based restricted stock units held by the Named Executive Officers as of March 31, 2026. Ms. Khosrowshahi’s restricted stock units with respect to 126,027 shares will vest on April 1, 2026. Mr. Lafargue’s restricted stock units with respect to 217,235 shares will vest on May 31, 2026, and the remaining restricted stock units with respect to 123,362 shares will vest on May 31, 2027. Mr. Heindlmeyer’s restricted stock units with respect to 24,225 shares will vest on May 31, 2026, and the remaining restricted stock units with respect to 12,593 shares will vest on May 31, 2027.

(3)
The amounts reported in these columns represent the market value of unvested restricted stock units held by our Named Executive Officers based on a per share price of $9.79, which represents the closing price of our common stock on March 31, 2026.

Pay Versus Performance
We are a smaller reporting company (“SRC”) as defined in Rule 405 of the Securities Act of 1933, as amended. As an SRC, we are required to provide scaled disclosures pursuant to Item 402(v) of Regulation S-K. This Pay Versus Performance (“PVP”) disclosure has been prepared in accordance with the scaled requirements applicable to SRCs, which include, among other things, disclosure for only the two most recently completed fiscal years (rather than the five fiscal years required for larger reporting companies), and the omission of peer group total shareholder return (“TSR”), as permitted for SRCs under Item 402(v).
The following table sets forth information regarding the compensation of our Principal Executive Officer (“PEO”) and our other Named Executive Officers (“NEOs”) for our two most recently completed fiscal years, together with certain Company financial performance measures, as required under Item 402(v) of Regulation S-K.
Fiscal Year	Summary Compensation Table Total For PEO($)(1)	Compensation Actually Paid to PEO($)(1)(2)	Average Summary Compensation Table Total for Non-PEO NEOs($)(1)(3)	Average Compensation Actually Paid to Non-PEO NEOs ($)1)(3)	Value of Initial Fixed $100 Investment Based On Total Shareholder Return ($)4)	Net Income ($)(5)
2026	1,594,984	1,881,343	1,762,268	2,232,401	123.46	7,826,515
2025	1,578,649	1,590,865	1,570,620	1,556,528	96.22	7,731,397

(1)
Our Principal Executive Officer for both fiscal years presented was Golnar Khosrowshahi, Chief Executive Officer. Our Non-PEO NEOs for both fiscal years were Rell Lafargue, President and Chief Operating Officer, and Jim Heindlmeyer, Chief Financial Officer.

(2)
Represents the amount of total compensation reported for Ms. Khosrowshahi (our Chief Executive Officer) and the average total compensation for our non-PEO NEOs for each corresponding year in the “Total” column of the Summary Compensation Table. Refer to “Executive Compensation-Summary Compensation Table.”

(3)
Represents the amount of Compensation Actually Paid (“CAP”) to Ms. Khosrowshahi and the average amount of CAP to our Non-PEO NEOs, respectively, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to our NEOs during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to the reported total compensation for each year to determine the CAP:

	2026		2025
Adjustments†	PEO($)	Average of Non-PEO NEOs($)	PEO($)	Average of Non-PEO NEOs($)
SCT Total Amounts	1,594,984	1,762,268	1,578,649	1,570,620
(Subtraction): Grant date fair value of stock awards reported in SCT	(920,000)	(992,476)	(920,000)	(813,444)
Addition: Fair value at fiscal year-end of outstanding and unvested stock awards granted in covered fiscal year	1,233,804	1,331,004	910,450	805,003
Addition (Subtraction): Change in fair value as of fiscal year end of stock awards granted in prior fiscal years for which applicable vesting conditions were not satisfied during the covered fiscal year	—	113,944	—	(15,340)
Addition (Subtraction): Change in fair value as of vesting date of stock awards granted in prior fiscal years for which applicable vesting conditions were satisfied during the covered fiscal year	(27,445)	17,661	21,767	9,689
Compensation Actually Paid	1,881,343	2,232,401	1,590,865	1,556,528

(4)
TSR represents the value, as of the end of the applicable fiscal year, of a hypothetical $100 investment in the Company’s common stock made at the beginning of the earliest fiscal year presented (April 1, 2024, at a closing price of $7.93 per share), assuming reinvestment of dividends. No dividends were paid during the periods presented. The closing price of our common stock on March 31, 2025 was $7.63 per share and on March 31, 2026 was $9.79 per share. As an SRC, we are not required to disclose peer group TSR.

(5)
Net income is reported as presented in the Company’s Consolidated Statements of Income. Net income is a GAAP measure.

Pursuant to Item 402(v)(3) of Regulation S-K, the Company is required to describe the relationship between Compensation Actually Paid to the PEO and the Average Compensation Actually Paid to the Non-PEO NEOs and the Company’s TSR, and between Compensation Actually Paid to the PEO and the Average of the Compensation Actually Paid to the Non-PEO NEOs and the Company’s Net Income. As a Smaller Reporting Company, the Company is not required to include a graphical representation or to disclose the “Company Selected Measure.” Information presented in this section will not be deemed to be incorporated by reference into any of our filings under the Securities Act of 1933, as amended, or the Exchange Act, except as we may specifically do so by reference to this section.
CAP vs. TSR
Over the two fiscal years presented in this Pay Versus Performance section, the Compensation Actually Paid to our Principal Executive Officer, Golnar Khosrowshahi, increased from $1,590,865 in FY2025 to $1,881,343 in FY2026 — an increase of approximately 18.3% year-over-year.
This stability in CAP reflects the structure of our PEO compensation program, which consists primarily of a fixed annual RSU grant of $920,000, vesting at the end of each applicable fiscal year, plus base salary and a performance-based cash bonus tied to revenue targets and qualitative measures established by the Board.
During this period, the Company’s cumulative TSR varied significantly year-over-year:
•
FY2025: (3.78)%, reflecting a slight decline in the price of our common stock from $7.93 per share (April 1, 2024) to $7.63 per share (March 31, 2025).

•
FY2026: 28.31%, reflecting growth in the price of our common stock from $7.63 per share (April 1, 2025) to $9.79 per share (March 31, 2026)

The total compensation to our NEOs as shown in the Summary Compensation Table remained largely unchanged year-over-year, but for our CEO, CAP increased by 18.3% which reflects 28.31% growth in our stock price over the last fiscal year.
CAP vs. Net Income
•
The Company’s net income increased from $7.7 million in FY2025 to $7.8 million in FY2026 — an increase of approximately 1.2% — was largely due to an increase in operating income.

•
The PEO’s cash bonus target is 50% of base salary, contingent upon revenue and qualitative measures established by the Board; the Non-PEO NEO cash bonuses are contingent upon revenue and qualitative measures established by the Board. Compensation Actually Paid to the PEO increased by 18.3%, while net income increased by only 1.2%. The ratio of PEO CAP to net income increased from 20.6% in FY2025 to 24.0% in FY2026.

•
Average Non-PEO NEO compensation increased by 43.4%, significantly outpacing the 1.2% growth in net income. The ratio of Average Non-PEO NEO CAP to Net Income increased from 20.1% to 28.5%.

•
Neither the PEO’s nor the Non-PEO NEOs’ compensation includes a direct formulaic link to net income as a performance metric.

•
The Company’s net income remained flat while CAP increased, as equity compensation is a primary component of our compensation structure.

Potential Payments upon Termination of Employment or Change in Control
The discussion below sets forth a summary of the severance payments and benefits that our Named Executive Officers would receive upon a termination without “cause” or their resignation for “good reason,” as of March 31, 2026. None of our Named Executive Officers is entitled to any additional severance payments or benefits upon his or her death, disability, the non-renewal of any employment agreement, or a change in control absent a termination of employment. None of our Named Executive Officers is entitled to any enhanced severance payments or benefits in connection with a change of control.
Golnar Khosrowshahi
Pursuant to the Khosrowshahi Employment Agreement, upon a termination of employment for any reason (other than for “cause”), Ms. Khosrowshahi will be entitled to receive her accrued but unpaid (i) base salary, (ii) benefits under any employee benefit plans, programs or arrangements (other than severance plans, programs or arrangements), (iii) vacation or sick day pay and (iv) business expenses eligible for reimbursement, in each case, through the date of termination. In addition, upon Ms. Khosrowshahi’s termination of employment by us without “cause” or her resignation for “good reason,” and subject to her execution of a mutual general release of claims, she will be eligible to receive (i) a prorated annual bonus for the year of termination and (ii) either a lump sum payment equal to the sum of her base salary in effect at the time of termination and target bonus as if she continued to remain employed for the balance of her then-current employment term or, if greater, two times the sum of her base salary and target bonus.
For purposes of the Khosrowshahi Employment Agreement, “cause” generally means willful fraud, misappropriation, embezzlement or any other act of misconduct, which is demonstrably and materially injurious to us taken as a whole, or a material failure to comply with a material provision of the Khosrowshahi Employment Agreement, which results in material harm to us taken as a whole. Ms. Khosrowshahi would not be deemed to have been terminated for “cause” unless and until there shall have been delivered to her a copy of a resolution duly adopted by the affirmative vote of not less than three quarters of the entire membership of the Board at a meeting of the Board called and held for the purpose of making a determination of whether “cause” for termination exists (after reasonable notice to Ms. Khosrowshahi and an opportunity for cure (to the extent curable) and an opportunity for her (and her counsel) to be heard before the Board), with the Board making a good faith determination that she is guilty of misconduct as set forth above and specifying the particulars thereof in detail.

For purposes of the Khosrowshahi Employment Agreement, “good reason” generally means, without Ms. Khosrowshahi’s consent, (i) a reduction in base salary, (ii) a reduction in bonus opportunity, (iii) any failure by us to pay or provide any material compensation, (iv) any material diminution of her duties, responsibilities, authority, positions or titles, (v) our requiring Ms. Khosrowshahi to be based at any location more than a 30 mile radius from her current work location that increases her commute (it being understood that temporary relocations on account of disaster or other disruption shall not constitute “good reason” as long as she is permitted to work remotely) or (vi) any material breach by us of any material term or provision of the Khosrowshahi Employment Agreement; provided, however, that none of the events described in the foregoing clauses shall constitute “good reason” unless Ms. Khosrowshahi notifies us in writing describing the events that constitute “good reason” within 90 calendar days following the first occurrence of such events and we fail to cure such events within 30 calendar days after our receipt of such written notice, and she ultimately terminates her employment with us within 60 calendar days following the expiration of such cure period.
Rell Lafargue
Pursuant to the Lafargue Employment Agreement, upon Mr. Lafargue’s termination of employment by us without “cause” or his resignation for “good reason,” and subject to his execution of a general release of claims, Mr. Lafargue will be eligible to receive (i) payment of his then current base salary for the balance of the applicable term and a prorated annual bonus for the year of termination, (ii) continued payment of the employer-portion of his medical premiums for twelve months, (iii) a prorated Lafargue Annual EBITDA Bonus for the year of termination (and full vesting of any equity granted pursuant to the prorated Lafargue Annual EBITDA Bonus), (iv) the unpaid cash portion of the prior year’s Lafargue Annual EBITDA Bonus and full vesting of any equity outstanding pursuant to a prior year’s Lafargue Annual EBITDA Bonus and (v) a prorated target annual bonus. In addition to the foregoing severance benefits, upon a termination of employment for any reason (other than for “cause”), Mr. Lafargue will be entitled to receive his accrued but unpaid (i) base salary, (ii) benefits under any employee benefit plans, programs or arrangements (other than severance plans, programs or arrangements), (iii) vacation or sick day pay and (iv) business expenses eligible for reimbursement, in each case, through the date of termination.
For purposes of the Lafargue Employment Agreement, “cause” generally means any one of the following as determined by us in our good faith reasonable discretion: (i) fraud, misappropriation, embezzlement or any other act of misconduct; (ii) conviction of any crime; (iii) uncurable material breach of the Lafargue Employment Agreement or any of our material policies (e.g., the Workplace Harassment and Discrimination Policy, Confidentiality Policy, Safe Workplace Policy, Professional Conduct Policy, Travel and Entertainment Expense Policy); (iv) any act that has or may have a materially adverse effect on our reputation; (v) repeated failure, inability or neglect to perform the duties and responsibilities of his position, to perform such duties in a manner acceptable to us, or to obey our lawful directive; and/or (vi) a good faith determination by us that the use of drugs or alcohol is interfering with the performance of his duties. Prior to any termination for “cause” under clauses (iii), (iv) or (v) of the foregoing definition, we must furnish a written notice generally describing the conduct that is alleged to constitute “cause” and give Mr. Lafargue 30 days from the date of receipt of such notice to cure such conduct, if curable. Such notice shall not be required more than once during the employment term.
For purposes of the Lafargue Employment Agreement, “good reason” generally means, without Mr. Lafargue’s consent, (i) a reduction in base salary, (ii) a reduction in bonus opportunity, (iii) any failure by us to pay or provide any material compensation (other than by reason of clerical error), (iv) any material diminution of his responsibilities, authority, positions or titles, or (v) our requiring him to be based at any location more than a 30 mile radius from his current work location that increases his commute (it being understood that temporary relocations on account of disaster or other disruption shall not constitute “good reason” as long as he is permitted to work remotely). Prior to any resignation for “good reason,” Mr. Lafargue must give written notice to us within 60 calendar days following the first occurrence of such alleged failure and allow us 30 days in which to cure the deficiency. If we fail to cure within the 30 day period, he may resign after such 30 day period has expired.
Jim Heindlmeyer
Pursuant to the Heindlmeyer Employment Agreement, upon a termination of employment for any reason (other than for “cause,” as defined in the Company’s 2021 Incentive Plan), Mr. Heindlmeyer will be entitled to receive his accrued but unpaid (i) base salary, (ii) benefits under any employee benefit plans, programs or arrangements (other than severance plans, programs or arrangements), (iii) vacation or sick day pay and (iv) business expenses eligible for reimbursement, in each case, through the date of termination. In addition, upon Mr. Heindlmeyer’s termination of employment by us without “cause” he will be eligible to receive (i) a prorated annual bonus for the year of termination and (ii) subject to his execution of a general release of claims, continued payment of the base salary for the balance of the employment term.
Compensation of Directors
Each of our Non-Employee Directors is entitled to an annual cash retainer of $20,000 payable quarterly in arrears and an annual equity grant valued at $80,000 in consideration for their service on the Board. In addition, our Chair of the Board and certain committee Chairs receive an annual cash retainer as described below. In addition, each Director is reimbursed for out-of-pocket expenses for his or her service on the Board.
Director Compensation Table
The following table sets forth information regarding the compensation paid to, awarded to or earned by the members of our Board for services rendered in all capacities during the fiscal year ended March 31, 2026.
Name	Fees Earned or Paid In Cash ($)(1)(2)	Stock Awards ($)(3)	Total ($)
Stephen M. Cook	20,000	80,000	100,000
Helima Croft	20,000	80,000	100,000
Neil de Gelder(4)	35,000	80,000	115,000
Ezra S. Field(5)	50,000	80,000	130,000
Golnar Khosrowshahi	—	—	—
Jennifer G. Koss	20,000	80,000	100,000
Rell Lafargue	—	—	—
Adam Rothstein	20,000	80,000	100,000
Ryan P. Taylor	20,000	80,000	100,000

(1)
The amounts in this column represent the value of the annual fees earned by Non-Employee Directors for their service on the Board, as well as the fees for the Chair of the Board, Chair of the Audit Committee and Chair of the Compensation Committee.

(2)
Each Non-Employee Director may elect to receive his or her annual cash retainer and any other cash retainer in vested deferred stock units. As of March 31, 2026, each of Mr. Cook and Mr. Taylor has the right to receive 2,673 shares upon settlement of vested deferred stock units on July 28, 2026. Ms. Koss has the right to receive 3,107 shares upon settlement of vested deferred stock units when her service as a Director terminates.

(3)
The amounts reported in this column reflect the grant date fair value of restricted stock units granted during the year ended March 31, 2026 calculated in accordance with FASB ASC Topic 718. Each Non-Employee Director receives an annual equity grant of $80,000 in restricted stock units. The number of shares granted is equal to $80,000 divided by the fair market value of the underlying stock on the date of grant. Annual equity grants were made to our Non-Employee Directors on August 15, 2025, with vesting to occur on July 28, 2026 to align with the fifth anniversary of the Business Combination, subject to the Directors’ continued service on such date. As of March 31, 2026, each of Mr. Cook, Mr. de Gelder, Mr. Field, Ms. Koss, Mr. Rothstein and Mr. Taylor held 10,430 unvested restricted stock units.

(4)
As Chair of the Audit Committee, Mr. de Gelder receives an annual cash retainer of $15,000 to be paid in quarterly installments in arrears.

(5)
As Chair of the Board, Mr. Field receives an annual cash retainer of $15,000 to be paid in quarterly installments in arrears. Mr. Field is also entitled to an annual cash retainer of $15,000 for his service as Chair of the Compensation Committee, to be paid in quarterly installments in arrears.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
Other than compensation arrangements for our Executive Officers and Directors (see “Executive Compensation” for a discussion of compensation arrangements for our Named Executive Officers and Directors), the following includes a summary of transactions since March 31, 2021 and any currently proposed transactions to which we have been or are to be a party, in which:
•
the amounts involved exceeded or will exceed $120,000; and

•
any of our Directors, Executive Officers or holders of more than 5% of our capital stock or any member of the immediate family of the foregoing persons, had or will have a direct or indirect material interest.

Indemnification Agreements
Our Certificate of Incorporation contains provisions limiting the liability of the members of the Board, and our Bylaws provide that we will indemnify each of the members of the Board and Executive Officers to the fullest extent permitted under Delaware law. The Bylaws also provide the Board with discretion to indemnify our employees and agents.
We have entered into indemnification agreements with each of our Directors and Executive Officers and certain other key employees. The indemnification agreements provide that we will indemnify each of our Directors and Executive Officers and such other key employees against any and all expenses incurred by such Director, Executive Officer or other key employee because of his or her status as one of our Directors, Executive Officers or other key employees, to the fullest extent permitted by Delaware law, our Certificate of Incorporation and our Bylaws. In addition, the indemnification agreements provide that, to the fullest extent permitted by Delaware law, we will advance all expenses incurred by our Directors, Executive Officers and other key employees in connection with a legal proceeding involving his or her status as a Director, Executive Officer or key employee.
Related Party Transactions Policy
The Board has adopted a written policy on transactions with related parties that is in conformity with the requirements for issuers having publicly held common stock that is listed on Nasdaq. Related party transactions are defined as transactions in which (i) the aggregate amount involved will or may be expected to exceed $120,000 in any calendar year, (ii) we or any of our subsidiaries is a participant and (iii) any (x) Executive Officer, Director or nominee for election as a Director, (y) greater than 5% beneficial owner of the Common Stock, or (z) immediate family member of the persons referred to in clauses (x) and (y) has or will have a direct or indirect material interest (other than solely as a result of being a Director or a less than 10% beneficial owner of another entity). Under the policy, our General Counsel is primarily responsible for developing and implementing processes and procedures to obtain information regarding related parties with respect to potential related party transactions and then determining, based on the facts and circumstances, whether such potential related party transactions do, in fact, constitute related party transactions requiring compliance with the policy. If our General Counsel determines that a transaction or relationship is a related party transaction requiring compliance with the policy, our General Counsel is required to present to our Audit Committee all relevant facts and circumstances relating to the related party transaction. Our Audit Committee is required to review the relevant facts and circumstances of each related party transaction, including if the transaction is on terms comparable to those that could be obtained in arm’s-length dealings with an unrelated third party and the extent of the related party’s interest in the transaction, take into account the conflicts of interest and corporate opportunity provisions of our Code of Ethics and either approve or disapprove the related party transaction. If our Audit Committee’s approval of a related party transaction requiring our Audit Committee’s approval is not feasible in advance of such related party transaction, then the transaction may be preliminarily entered into upon prior approval of the transaction by the Chair of the Audit Committee, subject to ratification of the transaction by our Audit Committee at the Audit Committee’s next regularly scheduled meeting; provided, however, that, if the ratification is not forthcoming, our management will make all reasonable efforts to cancel or annul the related party transaction. If a transaction was not initially recognized as a related party transaction, then, upon such recognition, the related party transaction will be presented to our Audit Committee for ratification at the Audit

Committee’s next regularly scheduled meeting; provided, however, that, if the ratification is not forthcoming, our management will make all reasonable efforts to cancel or annul the related party transaction. Our management will update the Audit Committee as to any material changes to any approved or ratified related party transaction and will provide a status report at least annually of all then current related party transactions. No member of the Board is permitted to participate in approval of a related party transaction for which he or she is a related party.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information relating to the beneficial ownership of our common stock as of June 4, 2026, referred to in the table below as the “Beneficial Ownership Date” for:
•
each person, or group of affiliated persons, who we know to beneficially own more than 5% of our common stock;

•
unaffiliated persons, who we know to beneficially own more than 5% of our common stock;

•
each of our Named Executive Officers for fiscal 2026;

•
each of our current Directors; and

•
all of our current Directors and Executive Officers as a group.

Percentage ownership of our common stock is based on 65,602,509 shares of common stock outstanding as of March 31, 2026.
Beneficial ownership is determined in accordance with the rules of the SEC and the information is not necessarily indicative of beneficial ownership for any other purpose. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to such securities. Except as otherwise indicated, all persons listed below have sole voting and investment power with respect to the shares beneficially owned by them, subject to applicable community property laws. Unless otherwise indicated, the address of each person or entity named in the table below is 200 Varick Street, Suite 801, New York, New York 10014.
Name of beneficial owner	Shares beneficially owned	Percentage of shares Beneficially owned
5% Stockholders:
Wesbild, Inc. & Affiliates(1)	28,776,573	44%
ER Reservoir LLC(2)	13,665,475	21%
Irenic Capital Management LP(3)	6,106,176	9%
Named Executive Officers and Directors:
Golnar Khosrowshahi(4)	688,567	*
Rell Lafargue(4)	685,492	*
Jim Heindlmeyer(4)	114,884	*
Stephen M. Cook(5)	1,173,899	2%
Helima Croft	—	—
Ezra S. Field(6)	174,012	*
Neil de Gelder(6)	61,136	*
Jennifer G. Koss(6)	61,136	*
Adam Rothstein(7)	239,410	*
Ryan P. Taylor(8)	13,844,864	21%
All current Directors and Named Executive Officers as a group (10 persons)	17,043,400	26%

*
less than 1%

(1)
Hassan Khosrowshahi is the father of Golnar Khosrowshahi and the Chairman of Wesbild, Inc. (“Wesbild”) Hassan Khosrowshahi may be deemed to be the beneficial owner of 28,576,573 shares of the Common Stock held by Wesbild by virtue of his position as the chair and controlling person of Wesbild. Also includes 200,000 shares owned by Persis Holdings Ltd. (“Persis”). Mr. Khosrowshahi may be deemed to be the beneficial owner of the Shares held by Persis by virtue of his position as the chairman and controlling person of Persis. Accordingly, Mr. Khosrowshahi may be deemed to have sole voting and dispositive power with respect to all such shares of the Common Stock.

(2)
Includes 13,652,372 shares owned directly by ER Reservoir LLC, the right to receive 10,430 shares upon settlement of restricted stock units upon vesting within 60 days and the right to receive 2,673 shares upon settlement of vested deferred stock units within 60 days granted to Mr. Ryan Taylor in connection with his annual and quarterly Board service. Due to his position as the manager of the general partner of a manager of ER Reservoir LLC, Mr. Taylor has directed the Company to transfer all shares issued upon settlement of restricted stock units and deferred stock units into the account of ER Reservoir LLC on the applicable settlement date. Mr. Taylor may be deemed to share voting and dispositive power over the shares of the Company’s common stock owned by ER Reservoir LLC. Richmond Hill Investments, LLC is also a manager of ER Reservoir LLC, and Essex Equity Joint Investment Vehicle, LLC (“EEJIV”) is a 72.5% owner of ER Reservoir LLC. As a result, Richmond Hill Investments, LLC and EEJIV may be deemed to share voting and dispositive power over the shares of the Company’s common stock owned by ER Reservoir LLC. The address of ER Reservoir LLC is 7 Columbia Turnpike, Florham Park, NJ 07932. Each of Richmond Hill Investments, LLC and EEJIV disclaim any beneficial ownership of the shares held by ER Reservoir LLC except to the extent of their pecuniary interest therein.

(3)
Based solely on a Schedule 13D/A filed with the SEC on March 2, 2026 by Irenic Capital Management LP, reporting beneficial ownership as of February 26, 2026, with sole voting and sole dispositive power with respect to 6,106,176 shares of our common stock. Irenic Capital Management LP, a Delaware limited partnership (“Irenic Capital”), the investment manager of Irenic Capital Evergreen Master Fund LP, a Cayman Islands limited partnership (“Irenic Evergreen Master”) and Irenic Capital Opportunity Master Fund LP, a Cayman Islands limited partnership (“Irenic Opportunity Master” and together with Irenic Evergreen Master, the “Irenic Funds”), with respect to the Shares held by the Irenic Funds. Irenic Capital Management GP LLC (“Irenic Capital GP”), a Delaware limited liability company, is the general partner of Irenic Capital. Irenic Capital Evergreen Fund GP LLC (“Irenic Evergreen GP”), a Delaware limited liability company, is the general partner of Irenic Evergreen Master. Irenic Capital Opportunity Fund GP LLC (“Irenic Opportunity GP”), a Delaware limited liability company, is the general partner of Irenic Opportunity Master. Adam Katz is the Chief Investment Officer of Irenic Capital and a managing member of each of Irenic Capital GP, Irenic Evergreen GP and Irenic Opportunity GP. Andrew Dodge is the Director of Research of Irenic Capital and a managing member of each of Irenic Capital GP, Irenic Evergreen GP and Irenic Opportunity GP. Irenic Capital Management LP has its principal business office at 767 Fifth Avenue, 15th Floor, New York, NY 10153.

(4)
Includes shares of common stock and shares of common stock that could be received upon exercise of employee stock options and restricted stock units.

(5)
Includes the right to receive 10,430 shares upon settlement of restricted stock units upon vesting within 60 days and the right to receive 2,673 shares upon settlement of vested deferred stock units within 60 days. Also includes 226,089 shares of common stock and 1,693 fully-exercisable warrants owned by BTCSJC Music LLC. Mr. Cook has sole voting and dispositive power over the shares of Common Stock owned by BTCSJC Music LLC. The address of each of Mr. Cook and BTCSJC Music LLC is 617 Blanco Street, Austin, Texas 78703.

(6)
Includes the right to receive 10,430 shares upon settlement of restricted stock units upon vesting within 60 days.

(7)
Represents 68,454 shares of common stock and 160,526 fully-exercisable warrants owned by Mr. Rothstein. Also includes the right to receive 10,430 shares upon settlement of restricted stock units upon vesting within 60 days.

(8)
Includes 13,652,372 shares owned directly by ER Reservoir LLC, 179,389 shares owned directly by Richmond Hill Capital Partners, LP (“RHCP”), the right to receive 10,430 shares upon settlement of restricted stock units upon vesting within 60 days and the right to receive 2,673 shares upon settlement of vested deferred stock units within 60 days granted to Mr. Ryan Taylor in connection with his annual and quarterly Board service. Due to his position as the manager of the general partner of a manager of ER Reservoir LLC, Mr. Taylor has directed the Company to transfer all shares issued upon settlement of restricted stock units and deferred stock units into the account of ER Reservoir LLC on the applicable settlement date. Mr. Taylor may be deemed to share voting and dispositive power over the shares of Common Stock owned by ER Reservoir LLC and RHCP and therefore may be deemed to be the beneficial owner of such shares of common stock but disclaims beneficial ownership of such shares of common stock, except to the extent of his pecuniary interest therein. The address of Mr. Taylor is c/o Richmond Hill Investment Co., LP, 381 Park Avenue South, Suite 1101, New York, New York 10016.
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires our Directors, Executive Officers and holders of more than 10% of our common stock to file reports regarding their ownership and changes in ownership of our securities with the SEC and to furnish us with copies of all Section 16(a) reports that they file. We believe that during the fiscal year ended March 31, 2026, our Directors, Executive Officers and holders of more than 10% of our common stock complied with all applicable Section 16(a) filing requirements.

QUESTIONS AND ANSWERS
THE INFORMATION PROVIDED IN THE “QUESTIONS AND ANSWERS” FORMAT BELOW IS FOR YOUR CONVENIENCE AND INCLUDES ONLY A SUMMARY OF CERTAIN INFORMATION CONTAINED IN THIS PROXY STATEMENT. YOU SHOULD READ THIS ENTIRE PROXY STATEMENT CAREFULLY.
How do I attend the Annual Meeting?
Our Board considers the appropriate format for our Annual Meeting of stockholders. To allow for greater stockholder participation, the Annual Meeting will be a virtual stockholder meeting. You will be able to listen to the meeting, submit questions and vote online. The Annual Meeting can be accessed by visiting http://www.virtualshareholdermeeting.com/RSVR2026. To participate, you will need your 16-digit control number included in your proxy materials, on your proxy card, or on the instructions that accompanied your proxy materials. There is no physical location for the Annual Meeting.
The virtual Annual Meeting format allows stockholders to communicate with us during the Annual Meeting so they can ask questions of our management and Board, as appropriate. If you wish to submit a question during the Annual Meeting, you may do so by logging into the virtual meeting platform www.virtualshareholdermeeting.com/RSVR2026, clicking the Q&A button on your screen and typing your question into the provided text field.
We reserve the right to exclude questions regarding topics that are not pertinent to meeting matters or company business or are inappropriate. If we receive substantially similar questions, we may group such questions together and provide a single response to avoid repetition. Any questions that are appropriate and pertinent to the Annual Meeting will be answered in the live Question and Answer session during the Annual Meeting, subject to time constraints. Any such questions that cannot be answered during the Annual Meeting due to time constraints will be posted and answered on the investor relations page of our website at https://investors.reservoir-media.com, as soon as practicable after the Annual Meeting.
Additional information regarding the ability of stockholders to ask questions during the Annual Meeting, related rules of conduct and other materials for the Annual Meeting will be available during the Annual Meeting at www.virtualshareholdermeeting.com/RSVR2026.
If you encounter any difficulties accessing the virtual Annual Meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual meeting login page for assistance. Technical support will be available beginning approximately 15 minutes prior to the start of the Annual Meeting through its conclusion. Additional information regarding matters addressing technical and logistical issues, including technical support during the Annual Meeting, will be available at www.virtualshareholdermeeting.com/RSVR2026. The virtual Annual Meeting platform is fully supported across browsers (Edge, Firefox, Chrome and Safari) and devices (desktops, laptops, tablets and cell phones) running the most updated version of applicable software and plugins. You should ensure that you have a strong internet connection if you intend to attend and/or participate in the Annual Meeting.
What proposals will be voted on at the Annual Meeting?
Stockholders will vote on four proposals at the Annual Meeting:
•
the election of three Class II Directors named in this proxy statement; and

•
the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2027; and

•
the adoption of the non-binding, advisory resolution to approve the compensation of our named executive officers; and

•
the vote on the frequency of future say-on-pay votes.

We do not know of any business to be considered at the Annual Meeting other than the proposals described in this proxy statement. If any other business is presented at the Annual Meeting, your properly executed proxy gives authority to Golnar Khosrowshahi, our Chief Executive Officer, Rell Lafargue, our

President and Chief Operating Officer, and Jim Heindlmeyer, our Chief Financial Officer, the authority, with full power of substitution, to vote on such matters at their discretion.
How does the Board recommend that stockholders vote on the proposals?
Our Board recommends that stockholders vote “FOR” the election of the three Class II Directors, vote “FOR” the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2027; “FOR” the approval of the compensation paid to our named executive officers; and “1 YEAR” the approval of a frequency of one year for holding future advisory votes to approve the compensation paid to our named executive officers.
What happens if other business not discussed in this proxy statement comes before the Annual Meeting?
The Company does not know of any business to be presented at the Annual Meeting other than the proposals discussed in this proxy statement. If other business comes before the Annual Meeting and is proper under our Certificate of Incorporation, Bylaws and Delaware law, the Company representatives will use their discretion in casting all of the votes that they are entitled to cast.
Why am I receiving these materials?
We are distributing our proxy materials because our Board is soliciting your proxy to vote at the Annual Meeting. This proxy statement summarizes the information you need to vote at the Annual Meeting. You do not need to attend the Annual Meeting to vote your shares.
Pursuant to SEC rules, we are providing access to our proxy materials over the Internet. Accordingly, we are sending an Internet Notice to all of our stockholders as of the record date. All stockholders may access our proxy materials on the website referred to in the Internet Notice. You may also request to receive a printed set of the proxy materials. You can find instructions regarding how to access our proxy materials over the Internet and how to request a printed copy in the Internet Notice. Additionally, by following the instructions in the Internet Notice, you may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. We believe that these rules allow us to provide our stockholders with the information they need while lowering the costs of delivery and reducing the environmental impact of the Annual Meeting.
Who is entitled to vote?
The record date for the Annual Meeting is the close of business on June 12, 2026. As of the record date, 65,814,328 shares of common stock, par value $0.0001 per share, were outstanding. Only holders of record of our common stock as of the record date will be entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. Each stockholder is entitled to one vote for each share of our common stock held by such stockholder on the record date.
How can I vote my shares?
Voting on the Internet
You can vote your shares over the Internet by following the instructions in your proxy materials, on your proxy card, or on the instructions that accompanied your proxy materials. The Internet voting procedures are designed to authenticate your identity, allow you to vote your shares and confirm your voting instructions have been properly recorded. If you vote over the Internet, you do not need to complete and mail a proxy card or attend the Annual Meeting to have your vote count. We encourage you to vote your shares over the Internet in advance of the Annual Meeting even if you plan to attend the Annual Meeting.
Voting by Mail
You can vote your shares by mail by requesting a printed copy of the proxy materials sent to your address. When you receive the proxy materials, you may fill out the proxy card enclosed therein and return it per the instructions on the card. By signing and returning the proxy card according to the instructions provided, you are enabling the individuals named on the proxy card, known as “proxies,” to vote your shares at the Annual Meeting in the manner you indicate. If you request a printed copy of the proxy materials, we encourage you to sign and return the proxy card even if you plan to attend the Annual Meeting. Proxy cards can be returned via mail to: Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.
Voting by Telephone
You can vote your shares by telephone. Instructions are included on your proxy materials, on your proxy card, or on the instructions that accompanied your proxy materials. If you vote by telephone, you do not need to complete and mail your proxy card or attend the Annual Meeting to have your vote count.
What if I am not the stockholder of record?
If you are a holder of record of shares of common stock of the Company, you may direct your vote as instructed above.
If you hold your shares in street name via a broker, bank or other nominee, you may direct your vote by signing, dating and mailing your voting instruction card. Internet or telephonic voting may also be available. Please see your voting instruction card provided by your broker, bank or other nominee for further details.
Can I change my vote or revoke my proxy?
You may change your vote or revoke your proxy at any time before it is voted at the Annual Meeting. If you are a stockholder of record, you may change your vote or revoke your proxy by:
•
delivering to the attention of the Corporate Secretary at Reservoir Media, Inc., 200 Varick Street, Suite 801, New York, New York 10014, a written notice of revocation of your proxy;

•
delivering to us an authorized proxy bearing a later date (including a proxy over the Internet or by telephone); or

•
attending the Annual Meeting and voting your shares electronically. Attendance at the Annual Meeting will not, by itself, revoke a proxy.

If your shares are held in the name of a bank, broker or other nominee, you may change your vote by submitting new voting instructions to your bank, broker or other nominee.
What is a broker non-vote?
Brokers, banks or other nominees holding shares on behalf of a beneficial owner may vote those shares in their discretion on certain “routine” matters even if they do not receive timely voting instructions from the beneficial owner. With respect to “non-routine” matters, the broker, bank or other nominee is not permitted to vote shares for a beneficial owner without timely received voting instructions. The only routine matter to be presented at the Annual Meeting is the proposal to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2027 (Proposal Two). The non-routine matters to be presented at the Annual Meeting are the election of the three Class II Directors (Proposal One), the advisory vote to approve the compensation of our named executive officers (Proposal Three) and the advisory vote on the frequency of future say-on-pay votes (Proposal Four).
A broker non-vote occurs when a broker, bank or other nominee does not vote on a non-routine matter because the beneficial owner of such shares has not provided voting instructions with regard to such matter. If a broker, bank or other nominee exercises their discretionary voting authority on Proposal Two, such shares will be considered present at the Annual Meeting for quorum purposes and broker non-votes will occur as to Proposals One, Three and Four, or any other non-routine matters that are properly presented at the Annual Meeting. Broker non-votes will have no impact on the voting results.
What constitutes a quorum?
The presence at the Annual Meeting, either in person or by proxy, of holders of a majority of the aggregate number of shares of our issued and outstanding common stock entitled to vote thereat as of the record date shall constitute a quorum for the transaction of business at the Annual Meeting. Stockholders participating in the virtual meeting are considered to be attending the meeting “in person.” Abstentions and broker non-votes will be counted as present for the purpose of determining whether a quorum is present at the Annual Meeting.
What vote is required to approve each matter to be considered at the Annual Meeting?
Proposal One: Election of the three Class II Directors Named in this Proxy Statement.
Our Bylaws provide for a plurality voting standard for the election of Directors. This means that the Director nominee with the most votes for a particular seat is elected for that seat. An abstention or a broker non-vote on Proposal One will not have any effect on the election of the Directors.
Proposal Two: Ratification of the Appointment of Deloitte & Touche LLP as Our Independent Registered Public Accounting Firm for the Fiscal Year Ending March 31, 2027.
The affirmative vote of the majority of our shares of common stock present at the Annual Meeting or represented by proxy and entitled to vote at the Annual Meeting is required for the approvals of Proposal Two, Proposal Three and Proposal Four. An abstention on Proposal Two will have the same effect as a vote “AGAINST” Proposal Two. Brokers will have discretionary authority to vote on this proposal. Accordingly, there will not be any broker non-votes on Proposals Two, Three and Four.
Proposal Three: Approval, on an advisory basis, of the compensation of our named executive officers, as disclosed in the proxy statement.
The approval on an advisory basis, of the compensation paid to our named executive officers, requires the affirmative vote of a majority of the shares of common stock present or represented by proxy and voted “for” or “against” such matter. Abstentions and “broker non-votes” will have no effect on the outcome of this proposal. Proposal Three is non-binding. Because this vote is advisory and not binding on us or our Board in any way, our Board may decide that it is in our and our stockholders’ best interests to compensate our named executive officers in an amount or manner that differs from that which is approved by our stockholders.
Proposal Four: Approval, on an advisory basis, of the frequency of future advisory votes to approve the compensation of our named executive officers.
The approval on an advisory basis, of one of the frequency options for future advisory votes to approve the compensation paid to our named executive officers, requires the affirmative vote of a majority of the shares of common stock present or represented by proxy and voting on such matter. With respect to this proposal, if none of the frequency options (one year, two years or three years) receives a majority vote, we will consider the frequency that receives the highest number of votes cast by stockholders to be the frequency that has been recommended by stockholders. Abstentions and “broker non-votes” will have no effect on the outcome of this proposal. Proposal Four is non-binding. Because this vote is advisory and not binding on us or our Board in any way, our Board may decide that it is in our and our stockholders’ best interests to hold an advisory vote to approve executive compensation more or less frequently than the alternative approved by our stockholders.
What is the deadline for submitting a proxy?
To ensure that proxies are received in time to be counted prior to the Annual Meeting, proxies submitted by Internet or by telephone should be received by 11:59 p.m. Eastern Time on the day before the Annual Meeting and proxies submitted by mail should be received by the close of business on the day prior to the date of the Annual Meeting.
What does it mean if I receive more than one Internet Notice or proxy card?
If you hold your shares in more than one account, you will receive an Internet Notice or proxy card for each account. To ensure that all of your shares are voted, please complete, sign, date and return a proxy card for each account or use the Internet Notice or proxy card for each account to vote by Internet or by telephone. To ensure that all of your shares are represented at the Annual Meeting, we recommend that you vote every Internet Notice or proxy card that you receive.
How will my shares be voted if I return a blank proxy card or a blank voting instruction card?
If you are a holder of record of our common stock and you sign and return a proxy card or otherwise submit a proxy without giving specific voting instructions, your shares will be voted:
•
“FOR” the election of the three nominees for Class II Director named in this proxy statement;

•
“FOR” the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2027;

•
“FOR” the adoption of the non-binding, advisory resolution to approve the compensation of our named executive officers; and

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“1 YEAR” for the vote on the frequency of future say-on-pay votes.

If you hold your shares in street name via a broker, bank or other nominee and do not provide the broker, bank or other nominee with voting instructions (including by signing and returning a blank voting instruction card), your shares:
•
will be counted as present for purposes of establishing a quorum;

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will be voted in accordance with the broker’s, bank’s or other nominee’s discretion on “routine” matters, which includes only the proposal to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2027 (Proposal Two); and

•
will not be counted in connection with the election of the three Class II Directors named in this proxy statement (Proposal One), the adoption of the non-binding, advisory resolution to approve the compensation of our named executive officers (Proposal Three); the vote on the frequency of future say-on-pay votes (Proposal Four) or any other non-routine matters that are properly presented at the Annual Meeting. For each of these proposals, your shares will be treated as “broker non-votes.” A broker non-vote will have no impact on voting results.

Our Board knows of no matter to be presented at the Annual Meeting other than Proposals One, Two, Three and Four. If any other matters properly come before the Annual Meeting upon which a vote properly may be taken, shares represented by all proxies received by us will be voted with respect thereto as permitted and in accordance with the judgment of the proxy holders.
Who is making this solicitation and who will pay the expenses?
This proxy solicitation is being made on behalf of our Board. All expenses of the solicitation, including the cost of preparing and mailing the Internet Notice or this proxy statement, will be borne by the Company. Our Directors, Officers and employees may solicit proxies by mail, telephone, electronic or facsimile transmission or in person. They will not receive any additional compensation for these activities.
Will a stockholder list be available for inspection?
A list of stockholders entitled to vote at the Annual Meeting will be available to stockholders of record during the Annual Meeting on the virtual meeting website and, to all stockholders of the Company for 10 days prior to the Annual Meeting, at Reservoir Media, Inc., 200 Varick Street, Suite 801, New York, New York 10014, between the hours of 9:00 a.m. and 5:00 p.m. Eastern Time. If you would like to schedule an appointment to examine the stockholder list during this period, please email the Office of the General Counsel at ogc@reservoir-media.com.
What is “householding” and how does it affect me?
We have adopted a procedure approved by the SEC, called “householding.” Under this procedure, we send only one proxy statement and one annual report to eligible stockholders who share a single address,

unless we have received instructions to the contrary from any stockholder at that address. This practice is designed to eliminate duplicate mailings, conserve natural resources and reduce our printing and mailing costs. Stockholders who participate in householding will continue to receive separate proxy cards.
If you share an address with another stockholder and receive only one set of proxy materials but would like to request a separate copy of these materials, please contact our mailing agent, Broadridge Financial Solutions, Inc. by calling 1-866-540-7095 or writing to 51 Mercedes Way, Edgewood, New York 11717, Attention: Householding Department, and an additional copy of proxy materials will be promptly delivered to you. Similarly, if you receive multiple copies of the proxy materials and would prefer to receive a single copy in the future, you may also contact Broadridge Financial Solutions, Inc. at the above telephone number or address. If you own shares through a bank, broker or other nominee, you should contact the nominee concerning householding procedures.
How can I find out the results of the voting at the Annual Meeting?
We will announce preliminary voting results at the Annual Meeting. We will also disclose voting results on a Current Report on Form 8-K that we will file with the SEC within four business days after the Annual Meeting.
When are stockholder proposals due for next year’s annual meeting of the stockholders?
Our stockholders are entitled to present proposals for action at a forthcoming meeting if they comply with the requirements of our Certificate of Incorporation, our Bylaws and the rules established by the SEC.
Under Rule 14a-8 of the Exchange Act, if you want us to include a proposal in the proxy materials for our 2027 Annual Meeting of stockholders, we must receive the proposal at our executive offices at 200 Varick Street, Suite 801, New York, New York 10014, no later than February 26, 2027.
Our Bylaws govern the submission of nominations for Director or other business proposals that a stockholder wishes to have considered at a meeting of stockholders, but which are not included in the Company’s proxy statement for that meeting. Under our Bylaws, nominations for Director or other business proposals to be addressed at our next annual meeting may be made by a stockholder entitled to vote who has delivered a notice to the Corporate Secretary no later than the close of business on May 8, 2027 and not earlier than April 8, 2027. The notice must contain the information required by our Bylaws. These advance notice provisions are in addition to, and separate from, the requirements that a stockholder must meet in order to have a proposal included in the proxy statement under the rules of the SEC.
A proxy granted by a stockholder will give discretionary authority to the proxies to vote on any matters introduced pursuant to the above advance notice Bylaw provisions, subject to applicable rules of the SEC. Copies of our Bylaws may be obtained by accessing our filings on the SEC’s website at www.sec.gov or may be obtained from the Corporate Secretary.
In addition to satisfying the advance notice procedures in our Bylaws and other requirements under the Exchange Act, stockholders who intend to solicit proxies in support of Director nominees other than our nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than June 7, 2027.
Whom can I contact for further information?
If you would like additional copies, without charge, of this proxy statement or if you have questions about the Annual Meeting, the proposals, or the procedures for voting your shares, you should contact our Corporate Secretary at 200 Varick Street, Suite 801, New York, New York 10014 or by telephone at (212) 675-0541.

WHERE YOU CAN FIND MORE INFORMATION
We are subject to the informational requirements of the Exchange Act, and, in accordance therewith, file electronically with the SEC our annual, quarterly and current reports, proxy statements and other information. We make available on the investor relations page of our website at https://investors.reservoir-media.com, free of charge, copies of these reports, as soon as reasonably practicable after we electronically file such material with, or furnish it to, the SEC. The SEC maintains a website that contains reports, proxy and information statements and other information regarding issuers that file electronically with the SEC. The address of that website is www.sec.gov. The information in or accessible through any website referenced throughout this proxy statement is not incorporated into, and is not considered part of, this proxy statement. Further, our references to the URLs for these websites are intended to be inactive textual references only.
You should rely on the information contained in this proxy statement to vote your shares at the Annual Meeting. We have not authorized anyone to provide you with information that is different from what is contained in this proxy statement. This proxy statement is dated June 26, 2026. You should not assume that the information contained in this proxy statement is accurate as of any date other than that date and the mailing of this proxy statement to stockholders at any time after that date does not create an implication to the contrary. This proxy statement does not constitute a solicitation of a proxy in any jurisdiction where, or to or from any person to whom, it is unlawful to make such proxy solicitations in such jurisdiction.
FORM 10-K
We will make available, on or about June 26, 2026, the proxy materials, including our 2026 Annual Report to Stockholders, at www.proxyvote.com. We will also make available, solely for your reference and by courtesy, our 2026 Annual Report to Stockholders on the investor relations page of our website at https://investors.reservoir-media.com. We will also provide, free of charge, to any stockholder of record or beneficial owner of our common stock as of the record date, upon the written or oral request of any such persons, a copy of our Annual Report on Form 10-K for the fiscal year ended March 31, 2026 as filed with the SEC. Requests for such copies should be addressed to our Corporate Secretary at the address below:
Reservoir Media, Inc.
200 Varick Street, Suite 801
New York, New York 10014
Attention: Corporate Secretary
Telephone: (212) 675-0541
Please include your contact information with the request. The exhibits set forth on the exhibit index of the Form 10-K may be made available at a reasonable charge.
OTHER MATTERS
We have no knowledge of any other matters that may come before the Annual Meeting and do not intend to present any other matters. However, if any other matters shall properly come before the meeting or any adjournment, our representatives will have the discretion to vote as they see fit unless directed otherwise.
If you do not plan to attend the Annual Meeting, in order that your shares may be represented and in order to assure the required quorum, please sign, date and return your proxy promptly. In the event you are able to attend the Annual Meeting, at your request, we will cancel your previously submitted proxy.

RESERVOIR MEDIA, INC. 200 VARICK STREET, SUITE 801 NEW YORK, NY 10014 TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: VIEW MATERIALS & VOTE  VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/RSVR2026 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.DETACH AND RETURN THIS PORTION ONLY RESERVOIR MEDIA, INC. The Board of Directors recommends you vote FOR proposals 1-3: 1. Election of Directors Nominees: For Withhold 1a. 1b. 1c. Todd Harvey Jennifer Koss Adam Rothstein ! ! ! ! ! ! For Against Abstain 2. Ratification of the appointment of Deloitte & Touche LLP as the independent registered public accounting firm. 3. Approval, on an advisory basis, of the compensation paid to our named executive officers. The Board of Directors recommends you vote 1 Year for proposal 4: 4. Approval, on an advisory basis, of the frequency of future advisory votes to approve the compensation paid to our named executive officers. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. !!! !!! 1 Year 2 Years 3 Years Abstain !!!! Signature [PLEASE SIGN WITHIN BOX]DateSignature (Joint Owners)Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and 10-K Wrap are available at www.proxyvote.com. T01694-P54122 RESERVOIR MEDIA, INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS ANNUAL MEETING OF SHAREHOLDERS AUGUST 6, 2026 The shareholder(s) hereby appoint(s) Golnar Khosrowshahi, Rell Lafargue and Jim Heindlmeyer, and each of them, as proxies, each with the power to appoint their respective substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Reservoir Media, Inc. that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held virtually at www.virtualshareholdermeeting.com/RSVR2026 at 12:00 p.m., Eastern Time on Thursday, August 6, 2026, and any adjournment or postponement thereof. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE Continued and to be signed on reverse side